EXHIBIT 10.3

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

AGREEMENT

This AGREEMENT (this “Agreement”), dated as of the 15th day of June, 2010  is entered into by and among China PharmaHub Corp. a Nevada corporation, with an address at 20955 Pathfinder Road, Suite 100 Diamond Bar, CA 91765, (“PharmaHub”),  David Weaver, an individual with an address at 6 Audubon Drive, Chestnut Hill, Massachusetts 02467  (“Weaver”), and Michael Rynkiewicz, an individual with an address at 1 Longfellow Place, Apt. 1017, Boston, Massachusetts 02114  (“Rynkiewicz”; Weaver and Rynkiewicz are hereinafter jointly referred to as the “Akanas Members”; PharmaHub and the Akanas Members are hereinafter collectively referred to as the “Parties”).

WHEREAS, the Akanas Members have developed and own the intellectual property rights with respect to technologies which utilize the atomic structure of a parental antibody to rapidly and cost-effectively create human antibodies which retain high affinity and avoid immunogenicity (the “Akanas Technologies”);

WHEREAS, PharmaHub’s goal is to become a global pharmaceutical HUB specializing in the identification, development and marketing of pharmaceutical and healthcare products which, if PharmaHub’s goals are achieved, will make significant differences to patients and society;

WHEREAS, the Akanas Members desire to join efforts with PharmaHub to work together to accomplish goals with respect to the development of certain Akanas Technologies by forming a new corporation in the State of Nevada (“New Akanas”) and from time to time other new corporations which shall be granted licenses with respect to the Akanas Technologies (the “Joint Ventures”) to further the research, development, commercialization and marketing, worldwide of humanized and human therapeutics using the Akanas Technologies to treat cancer, Rheumatoid Arthritis (RA) and other diseases;

WHEREAS, simultaneously with the execution of this Agreement, the Parties shall enter into an initial Shareholder’s Agreement, which shall be in the form which is annexed hereto and made a part hereof as Exhibit “A” (the “Shareholder’s Agreement”) which shall set forth their respective rights and obligations to each other with respect to New Akanas and the intellectual property owned by the Akanas Members, including, but not limited to, patent application number “PCT/US07/64558” titled “Methods for Humanizing Antibodies and Humanized Antibodies Made Thereby”, initially filed with the United States Patent and Trademark Office in 2006, which shall be assigned by the Akanas Members to New Akanas;

WHEREAS, PharmaHub is willing to advance funds to New Akanas and the Joint Ventures pursuant to the terms and conditions of this Agreement;

WHEREAS, PharmaHub is willing to commit such time, effort, and personnel resources as is reasonably required with respect to the financing, management and operations of New Akanas and the Joint Ventures;

WHEREAS, The Akanas Members are willing to contribute all of the Akanas;

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

Technologies to New Akanas, certain of which shall be licensed to each Joint Venture at such time as a Joint Venture is formed pursuant to the terms and conditions of this Agreement.

NOW THEREFORE in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged,

IT IS AGREED:

1.           Recitals Adopted. The parties hereto adopt as part of this Agreement each of the recitals which is set forth in the WHEREAS clauses, and agree that such recitals shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement.  Such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.           Term.           The term (the “Term”) of this Agreement shall be perpetual, subject to termination pursuant to Article “12” of this Agreement, and shall commence as of the date of this Agreement.

3.           Capital Contribution.  As a capital contribution to New Akanas and the Joint Ventures, PharmaHub agrees to advance funds to New Akanas and the Joint Ventures  as follows:

A.           Up to sixty five thousand ($65,000) dollars to release the liabilities of the Akanas Members and amounts advanced by the Akanas Members with respect to legal fees incurred by the Akanas Members in connection with the Akanas Technologies as of the date of this Agreement, which advances and obligations are set forth upon the schedule which is annexed hereto and made a part hereof as Exhibit “B”.  PharmaHub agrees that within ten (10) business days after the execution of this Agreement, it shall satisfy, or have arranged to satisfy and thereafter timely satisfy, the obligations of the Akanas Members as set forth upon Exhibit “B”, subject to terms and conditions to be mutually agreed upon among PharmaHub, the Akanas Members and the parties to which the Akanas Members owe the obligations set forth upon Exhibit “B”.

B.           Up to fifteen thousand ($15,000) dollars in cash and shares of common stock of PharmaHub, par value $0.0001 per share, based upon a value of sixty ($0.60) cents per share (the “Shares”) to the Akanas Members as approved by PharmaHub, such approval not to be unreasonably withheld, within ten (10) business days after PharmaHub’s receipt of invoices from the Akanas Members for costs incurred by the Akanas Members as of the date of this Agreement with respect to the Akanas Technologies which are set forth upon the schedule which is annexed hereto and made a part hereof as Exhibit “C”, subject to terms and conditions to be mutually agreed upon between PharmaHub and the Akanas Members.  The amount which shall be reimbursed in cash pursuant to this Paragraph “B” of this Article “3” of this Agreement shall be equal to fifty (50%) percent of the aggregate of the amounts set forth upon the invoices agreed upon by the Akanas Members and PharmaHub.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

4.                      Prepayment of Expenses.  In addition to the amounts set forth in Article “3” of this Agreement, PharmaHub shall advance funds for the payment of the costs which PharmaHub, New Akanas and the Joint Ventures may incur with respect to the following, subject to the terms and conditions set forth in this Article “4” of this Agreement; provided, however, that the Akanas Members shall pay any taxes incurred with respect to the grant of the Akanas Technologies pursuant to Article “5” of this Agreement:

A.           As set forth in Paragraph “(a)” of Article “3” of the Exclusive Memorandum of Understanding dated February 27, 2010, by and between PharmaHub and Akanas Therapeutics, Inc. (the “MOU”), PharmaHub shall advance funds for the payment of costs incurred in connection with the drafting of this Agreement and the Shareholder’s Agreement, including, but not limited to, the two thousand five hundred ($2,500) dollars payable to Jim Parsons, Esq., in connection with his review of this Agreement and the Shareholder’s Agreement on behalf of the Akanas Members, as well as any fees incurred in connection with the formation of the Joint Ventures; provided, however, that PharmaHub shall not be required to pay any amount in excess of an aggregate of [*] with respect to (i) the drafting and review of this Agreement and the Shareholder’s Agreement and (ii) any fees incurred in connection with the incorporation of New Akanas and the Joint Ventures.

B.           PharmaHub shall advance funds in order to pay the reasonably necessary legal expenses which are incurred by New Akanas and the Joint Ventures with respect to counsel selected by PharmaHub in its sole discretion in the United States and any foreign jurisdiction, with respect to legal fees associated with the maintenance of any approved patents, as well as obtaining patents in the United States and any foreign jurisdiction with respect to currently pending patent applications and any future patent applications which may be required with respect to the Akanas Technologies which shall be contributed by the Akanas Members to New Akanas.

C.           PharmaHub shall advance funds in order to pay the reasonably necessary expenses incurred by New Akanas and the Joint Ventures with respect to ongoing general and administrative expenses, corporate legal fees, tax liabilities  (with the exception of any tax liabilities incurred pursuant to Article “5” of this Agreement), research and development of the Akanas Technologies which are contributed by the Akanas Members to New Akanas, including, but not limited to, technology improvements fees with respect to the Akanas Technologies, publication costs and other costs associated with the business development and operating activity of New Akanas and the Joint Ventures.

D.           PharmaHub shall advance funds up to an aggregate of [*] (the “PRC Animal Studies Funds”) for the payment of costs incurred with respect to animal studies with respect to the [*] of the Akanas Technologies to be commenced in the People’s Republic of China (the “PRC”). PharmaHub agrees that the PRC Animal Studies Funds shall be available for immediate advance commencing thirty (30) days after the formation of the Parties’ first Joint Venture in the PRC.

E.           With respect to the expenses set forth in Paragraphs “A”, “B”, “C” and “D” of this Article “4” of this Agreement which shall be paid with funds advanced by PharmaHub on behalf of New Akanas and the Joint Ventures (the “Reasonably Incurred Expenses”), for a period of two (2) years commencing upon the date of the execution of this Agreement, PharmaHub shall only pay up to an aggregate of two hundred and thirty thousand ($230,000) dollars of Reasonably Incurred Expenses (the “Expense Cap”) with respect to New Akanas and all Joint Ventures.  Any Reasonably Incurred Expenses incurred more than two (2) years after the date of the execution of this Agreement or in excess of the Expense Cap shall be paid by PharmaHub in such amounts and at such times as PharmaHub determines, in its sole discretion.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

F.           Any financing or investments received by New Akanas or any Joint Venture from any person or entity other than PharmaHub, which financing or investments shall be duly approved by the Board of Directors of New Akanas or such Joint Venture, as the case may be, shall first be applied to reimburse PharmaHub pursuant to Paragraph “G” of this Article “4” of this Agreement, and shall thereafter decrease the Expense Cap upon a dollar for dollar basis until such time as the Expense Cap has been reduced to zero ($0) dollars.

G.           (i)           With respect to any funds advanced by PharmaHub for payment of Reasonably Incurred Expenses pursuant to this Article “4” of this Agreement, such advances shall be recorded as “monies prepaid” in the books and records of New Akanas and shall be reimbursed to PharmaHub by New Akanas from the first financing or investment received by New Akanas or such Joint Venture from any person or entity other than PharmaHub, which financing or investments shall be duly approved by the Board of Directors of New Akanas or such Joint Venture, as the case may be; provided, however, that prior to New Akanas making any distribution to any Party, New Akanas shall first reimburse PharmaHub for the monies prepaid with respect to New Akanas pursuant to this Article “4” of this Agreement.  Commencing three (3) months after the first calendar quarter in which New Akanas attains “Net Profit”, New Akanas shall reimburse PharmaHub for the monies prepaid pursuant to this Article “4” of this Agreement, twenty five (25%) percent of New Akanas’ Net Profit with respect to such calendar quarter, whether or not New Akanas has received any financing from any person or entity other than PharmaHub.  For the purposes of this Article “4” of this Agreement, “Net Profit” is defined as the net income of New Akanas attributable to that calendar quarter, as determined by the accountants regularly employed by New Akanas in accordance with U.S. GAAP as consistently applied.

(ii)           With respect to any funds advanced by PharmaHub for payment of Reasonably Incurred Expenses pursuant to this Article “4” of this Agreement to any Joint Venture, such advances shall be recorded as “monies prepaid” in the books and records of such Joint Venture and shall be reimbursed to PharmaHub by such Joint Venture from the first financing or investment received by such Joint Venture from any person or entity other than PharmaHub; provided, however, that prior to such Joint Venture making any distribution to any Party, such Joint Venture shall first reimburse PharmaHub for the monies prepaid with respect to such Joint Venture pursuant to this Article “4” of this Agreement.  Commencing three (3) months after the first calendar quarter in which such Joint Venture attains “Net Profit”, such Joint Venture, shall reimburse PharmaHub for the monies prepaid pursuant to this Article “4” of this Agreement, twenty five (25%) percent of such Joint Venture’s Net Profit with respect to such calendar quarter, regardless of whether such Joint Venture has received any financing from any person or entity other than PharmaHub.  For the purposes of this Article “4” of this Agreement, “Net Profit” is defined as the net income of such Joint Venture attributable to that calendar quarter, as determined by the accountants regularly employed by such Joint Venture, as the case may be, in accordance with U.S. GAAP as consistently applied.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

5.           Akanas Technologies.  The Akanas Members shall assign to New Akanas upon formation, all of their rights and interests to the Akanas Members’ intellectual property (the “Intellectual Property”), including, but not limited to, the right to grant an exclusive, unlimited, irrevocable, royalty-free, worldwide, perpetual right, with the right to grant licenses and sublicenses, to use the Intellectual Property including, but not limited to, patent application number “PCT/US07/64558” titled “Methods for Humanizing Antibodies and Humanized Antibodies Made Thereby” (the “Akanas Antibody Humanization Technology”), initially filed with the United States Patent and Trademark Office in 2006, and any other Letters Patent and patent applications with respect to the Akanas Antibody Humanization Technology and any antibody compositions derived therefrom which are filed or to be filed with the United States Patent and Trademark Office, or equivalent foreign authorities, including, but not limited to, those authorities located in the People’s Republic of China, the European Union, Japan, Canada and Australia, and are described upon the schedule which is annexed hereto and made a part hereof as Exhibit “D” (the “Patents”), for any legal purpose, which shall be determined by New Akanas.  The Akanas Members shall offer to assign all of the Akanas Members’ existing Intellectual Property to New Akanas pursuant to the terms and conditions of this Agreement.

A.           New Akanas shall grant to each Joint Venture upon formation an exclusive, unlimited, irrevocable, royalty-free, worldwide, perpetual right, with the right to grant sublicenses, to use the applicable Intellectual Property, including but not limited to the Patents associated with such Intellectual Property, for any legal purpose, which shall be determined by each Joint Venture, pursuant to the terms of a License Agreement, as defined in Article “8” of this Agreement.

B.           Upon the development by the Akanas Members, New Akanas or any Joint Venture of any new technology, composition or application with respect to the Akanas Antibody Humanization Technology, whether pursuant to the filing of any Letters Patent and patent application with the United States Patent and Trademark Office, or equivalent foreign authorities, or otherwise, (the “New Intellectual Property”),  the Akanas Members hereby acknowledge and agree that all New Intellectual Property shall be wholly owned by New Akanas and the Akanas Members shall have no ownership interests in New Intellectual Property other than by virtue of the Akanas Members’ ownership interest in New Akanas or such Joint Venture, as the case may be.

C.           The purposes for which New Akanas and the Joint Ventures shall be entitled to use the Patents and Intellectual Property which are granted to them shall include, but be not limited to:

(i)           research using those Patents which are assigned to New Akanas and subsequently licensed to the applicable Joint Venture (the “Licensed Patents”) in order to develop antibody compositions or technologies utilizing the Licensed Patents, or any part thereof (collectively, the “Licensed Technologies”),

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(ii)           development of products which utilize the Licensed Patents, or any part thereof (the “Licensed Products”; the Licensed Patents, Licensed Technologies and Licensed Products are hereinafter collectively referred to as the “Licensed Akanas Technologies”),

(iii)           the manufacture and sale of Licensed Products,

(iv)           the sublicense to third parties of any Licensed Technologies, and

(v)           the sublicense to third parties of the rights to manufacture and sell any Licensed Products.

6.           Rights to Intellectual Property The Akanas Members shall retain no rights to the Patents during the Term of this Agreement other than by virtue of the Akanas Members’ ownership interest in New Akanas and the respective Joint Venture.  If New Akanas is liquidated or dissolved, each owner of New Akanas shall retain an ownership interest with respect to the Akanas Technologies which shall be equal to such Party’s ownership interest in New Akanas.

7.           Shareholder’s Agreement.  Simultaneously with the execution of this Agreement, the Parties shall enter into a Shareholder’s Agreement, which shall set forth their respective rights and obligations to each other with respect to the governance of New Akanas.

A.           Ownership.

(i)           New Akanas.  PharmaHub shall own thirty five (35%) percent of the issued and outstanding shares of New Akanas.  The Akanas Members shall own an aggregate of sixty five (65%) percent of the issued and outstanding shares of New Akanas.  Thereafter, the Parties shall enter into a new Shareholder’s Agreement which shall set forth their respective rights and obligations to each other with respect to each Joint Venture.

(ii)           [*] Joint Venture.  PharmaHub shall own thirty five (35%) percent of the issued and outstanding shares of the Parties’ Joint Venture (the “[*] Joint Venture”) which has been licensed the intellectual property rights with respect to the [*]-similar human antibody (“[*]”). The Akanas Members and the Beijing Institute of Biotechnology shall collectively own an aggregate of sixty five (65%) percent of the issued and outstanding shares of the [*] Joint Venture.

(iii)           [*] Joint Venture.  PharmaHub shall own thirty five (35%) percent of the issued and outstanding shares of the Parties’ Joint Venture (the “[*] Joint Venture”) which has been licensed the intellectual property rights with respect to the [*] human antibody (“[*]”). The Akanas Members and the Beijing Institute of Biotechnology shall collectively own an aggregate of sixty five (65%) percent of the issued and outstanding shares of the [*] Joint Venture.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(iv)           Subsequent Joint Ventures.  PharmaHub shall own thirty five (35%) percent of the issued and outstanding shares of each Joint Venture which is licensed any intellectual property rights with respect to the Akanas Technologies other than [*] or [*] (each, a

 “Subsequent Joint Venture”).  The Akanas Members shall own an aggregate of sixty five (65%) percent of the issued and outstanding shares of each Subsequent Joint Venture.  In addition, upon the termination of New Akanas or any Joint Venture, PharmaHub shall be entitled to a thirty five (35%) percent ownership interest of any Licensed Products, Licensed Technologies and any New Patents which are developed and/or applied for by New Akanas or such Joint Venture.

B.           Joint Venture Independence.  Notwithstanding anything in this Agreement to the contrary, upon entry by the Parties into a Shareholder’s Agreement, the provisions of such Shareholder’s Agreement shall be independent and separate from the provisions contained in this Agreement and shall supersede the provisions contained in this Agreement.  Any provision contained in this Agreement which is inconsistent with the provisions of any Shareholder’s Agreement shall be superseded and governed by the provisions set forth in such Shareholder’s Agreement.

8.              License Agreement. Subsequent to the execution of this Agreement and the Shareholder’s Agreement, the Parties shall enter into License Agreements, the form of which is annexed hereto and made a part hereof as Exhibit “E”, which shall set forth their respective rights and obligations to each other with respect to the grant of licenses from New Akanas to each Joint Venture of an exclusive, unlimited, irrevocable, royalty-free, worldwide, perpetual right, with the right to grant sublicenses, to use certain of the Intellectual Property (the “Designated Intellectual Property”) including, but not limited to, certain of the Patents, for any legal purpose, including, but not limited to, the grant to a Joint Venture to be formed in the People’s Republic of China of a sublicense of the Chinese rights with respect to the Designated Intellectual Property, which shall be determined by New Akanas and each Joint Venture.

9.              Akanas Members. To induce PharmaHub to enter into this Agreement and to consummate the transactions contemplated by this Agreement,

A.           Employment by New Akanas and the Joint Ventures. Each of the Akanas Members agrees that he shall be available to devote such time, attention and energies to the business of New Akanas and the Joint Ventures as reasonably required.  The Akanas Members shall be entitled to such compensation as determined by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of New Akanas and/or such Joint Venture, as the case may be.  New Akanas or such Joint Venture shall deduct from each Akanas Member’s compensation all applicable taxes which it may now or may hereafter be required to deduct.

B.           Akanas Technology Operations Manual.  As a condition to the Closing of this Agreement, the Akanas Members shall prepare an operations manual (the “Manual”) with respect to the computer software application(s) (the “Application”) developed by the Akanas Members in connection with the Akanas Technologies.  The Manual shall set forth in sufficient detail, as reasonably approved by PharmaHub, the methodology by which an employee of New Akanas or a Joint Venture may utilize the Application to further develop the Akanas Technologies as contemplated by this Agreement and shall be delivered to each of the Parties at the address which is set forth in Paragraph “C” of Article “18” of this Agreement within thirty (30) days after the Closing of this Agreement.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

C.           Akanas Technology Back-up Copy.  At the Closing of this Agreement, the Akanas Members shall deliver an identical duplicate copy of the Application as of the date of this Agreement which shall be stored in a mutually agreed upon location for use in the event of damage to, or destruction of, the original copy of the Application.  The Parties agree that upon the completion of any modification to the Application, they shall cause an updated duplicate copy of the Application to be made and stored in such mutually agreed upon location.

10.           PharmaHub Contributions.  To induce the Akanas Members to enter into this Agreement and to consummate the transactions contemplated by this Agreement, PharmaHub agrees to dedicate such resources to the business of New Akanas and the Joint  Ventures as may be reasonably required, including, but not limited to, obtaining financing, maintaining investor relations, formation of management teams with respect to New Akanas and the Joint Ventures, and preparation of responses to CRO/CMO, regulatory and government agency inquiries with respect to New Akanas and the Joint Ventures.

11.           Life Insurance.

A.           New Akanas.  The Parties agree that New Akanas shall apply for and procure as owner and for its own benefit, Key-man life insurance policies in the amount of five hundred thousand ($500,000) dollars with respect to each of the Akanas Members.  The Akanas Members acknowledge and agree that they shall have no interest whatsoever in such policy or policies or the proceeds thereof, other than by virtue of their ownership interest in New Akanas.  Such funds shall be used at the discretion of the Board of Directors of New Akanas for the purpose of offsetting the cost to hire and train replacement(s) to continue the business of New Akanas.

B.           PharmaHub. The Parties agree that PharmaHub may, at its cost and in its sole discretion, at any time after the date of the execution of this Agreement, apply for and procure as owner and for its own benefit, Key-man life insurance policies in an amount up to two hundred thirty thousand ($230,000) dollars with respect to each of the Akanas Members.  The Akanas Members acknowledge and agree that they shall have no interest whatsoever in such policy or policies or the proceeds thereof.

C.           Medical Examinations. The Akanas Members shall, from time to time at the request of PharmaHub or New Akanas, as the case may be, submit to such medical examinations, supply such information and execute such documents as may be required by the insurance company or companies to which PharmaHub or New Akanas, as the case may be, shall apply for insurance pursuant to Paragraphs “A” and “B” of this Article “11” of this Agreement.

12.           Termination.  Subject to the provisions of Paragraph “B” of Article “7” of this Agreement, the Parties shall have the right to terminate this Agreement with respect to future Joint Ventures. Such termination shall have no effect upon any entities which are already in existence as of the date of the termination of this Agreement:

A.           by written consent of all of the Parties; or

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           upon written notice of ten (10) days pursuant to Paragraph “C” of Article “18” of this Agreement, in the event of a default, which is not cured within thirty (30) days after receipt of the defaulting Party of written notice pursuant to Paragraph “C” of Article “18” of this Agreement, by:

(i)           either PharmaHub or the Akanas Members of their obligations pursuant to Articles “4”  and “5” of this Agreement, respectively; or

(ii)           a material misrepresentation by any Party with respect to the representations and warranties set forth in Article “13” of this Agreement.

13.            Representations and Warranties.

A.           To induce the Akanas Members to enter into this Agreement and to consummate the transactions contemplated by this Agreement and all of the Exhibits which are annexed hereto and made a part hereof, PharmaHub represents and warrants to the Akanas Members as follows:

(i)           PharmaHub is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Nevada, with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement.

(ii)           PharmaHub has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated herein.  The execution of this Agreement by PharmaHub and its delivery to the Akanas Members, and the consummation by PharmaHub of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by PharmaHub’s Board of Directors and no further authorization shall be necessary on the part of PharmaHub for the performance and consummation by PharmaHub of the transactions which are contemplated by this Agreement.  This Agreement constitutes PharmaHub’s legal, valid and binding obligation and is enforceable as to PharmaHub in accordance with the terms hereof, subject to the enforcement of remedies by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity.

(iii)           The performance of this Agreement by PharmaHub in accordance with its terms shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of PharmaHub’s property or cause an acceleration under any arrangement, agreement or other instrument to which PharmaHub is a party, whether jointly or severally, or by which any of PharmaHub’s assets are bound.

(iv)           The execution, delivery and performance of this Agreement in accordance with its terms does not and will not require the consent, authorization or approval of any governmental agency or authority.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(v)           No representation or warranty of PharmaHub which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no material fact relating to PharmaHub’s business, affairs, operations, conditions (financial or otherwise) or prospects which would materially adversely affect same or the ability of PharmaHub to comply with PharmaHub’s obligations under this Agreement which has not been disclosed to the other parties to this Agreement.

(vi)           It shall not be a defense to a suit by the Akanas Members against PharmaHub, for damages for any misrepresentation or breach of covenant or warranty, that the Akanas Members knew or had reason to know that any covenant, representation or warranty of PharmaHub in this Agreement or furnished or to be furnished to the Akanas Members contained untrue statements.

B.           To induce PharmaHub to enter into this Agreement and to consummate the transactions contemplated by this Agreement and all of the Exhibits which are annexed hereto and made a part hereof, each of the Akanas Members represents and warrants to PharmaHub as follows:

(i)           He has all of the requisite power and authority to carry on his business activities as presently conducted in all jurisdictions where presently conducted.

(ii)           He has full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby.

(iii)           The Akanas Members are the sole and exclusive owners of the entire right, title and interest in and to the Patents and Intellectual Property and they have full legal right, authority and power to assign the Patents and Intellectual Property to New Akanas as set forth in this Agreement;

(iv)           He is not aware of any existing or threatened litigation with respect to the Patents and/or Intellectual Property, or as to Akanas Therapeutics Inc., a Delaware corporation which the Akanas Members are the sole stockholders (“Akanas Inc.”);

(v)           He has not granted any licenses under the Patents or Intellectual Property and Akanas Inc. has not granted licenses under the Patents or Intellectual Property;

(vi)           To the best of his knowledge, the Patents are valid and enforceable;

(vii)           He is not aware that any of the Intellectual Property infringes on any trademark, trade name, servicemark, copyright or patent or any trade secret or other proprietary right of any other person.  He does not know or have any reason to believe that there are any claims of any third parties with respect to the use of any of the Intellectual Property;

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(viii)           The performance of this Agreement by him in accordance with its terms shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of his property or cause an acceleration under any arrangement, agreement or other instrument to which he is a party, whether jointly or severally, or by which any of his assets are bound.

(ix)           Any Shares which may be issued to him pursuant to Paragraph “B” of Article “3” of this Agreement would be acquired for his own account, for investment purposes only, and not with a view to distribution or resale.  He is not participating and does not have a participation in any such distribution or resale or the underwriting of any such distribution or resale.

(x)           He can bear the economic risk of any Shares acquired pursuant to Paragraph “B” of Article “3” of this Agreement, can afford a complete loss thereof; and he has no present need for liquidity of the Shares.  He is an “Accredited Investor” as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the “Act”).

(xi)           He is able to bear the economic risk of the investment in any Shares for an indefinite period of time, including the risk of total loss of such investment. He understands that the Shares have not been registered under the Act or the securities laws of any state and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or exemptions from registration thereunder are available. The certificate or certificates evidencing the Shares shall bear the following restrictive legend.

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR BASED UPON AN OPINION OF COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

(xii)           He has not relied upon any of the following: (a) any statement or promise with respect to the projected future revenues, profits or commercial success of PharmaHub or the price of the Shares made by anyone, including, but not limited to, an employee or other person acting on behalf of PharmaHub, (b) any statement or promise with respect to the likelihood of success which he should or might expect to achieve from his ownership of the Shares made by anyone, including, but not limited to, an employee or other person acting on behalf of PharmaHub and (c) any statement, promise, or agreement with respect to PharmaHub’s business or prospects made by anyone, including, but not limited to, an employee or other person acting on behalf of PharmaHub.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(xiii)           The execution, delivery and performance of this Agreement in accordance with its terms does not and will not require the consent, authorization or approval of any governmental agency or authority.

(xiv)           No representation or warranty of him which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no material fact relating to his business affairs, condition (financial or otherwise) or prospects which would materially adversely affect same which has not been disclosed to the other parties hereto.

(xv)           It shall not be a defense to a suit against him for damages for any misrepresentation or breach of covenant or warranty by another party to this Agreement that such party knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to such party contained untrue statements.

14.           Survival of Representations, Warranties and Covenants.  All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive its termination, and shall continue in full force and effect after its termination, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

15.           Confidentiality.

A.           As used in this Agreement, “Confidential Information” shall mean oral or written information which is directly or indirectly presented to any Party, its past, present or future subsidiaries, parents, officers, consultants, attorneys, agents and its and their respective Immediate Families (hereinafter defined; all of the foregoing are hereinafter collectively referred to as “Agents”) by another Party or the Joint Ventures or their respective Agents, including, but not limited to, information which is developed, conceived or created by that other Party or by the Joint Ventures, as the case may be, or disclosed to a Party or its Agents or known by or conceived or created by a Party or its Agents during the term or after the termination of this Agreement if disclosed to a Party or its Agents or known by or conceived or created by a Party or its Agents as a result of this Agreement, with respect to the Akanas Technologies the Joint Ventures and/or another Party, as the case may be, either of their businesses or relating to the past or present business or any plans with respect to future business of that other Party or the Joint Ventures, as the case may be.  “Immediate Family” shall include the following: (i) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (ii) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person.  For purposes of this Agreement, an Immediate Family shall also be deemed to include any affiliate of a member of that Immediate Family, as defined in Rule 405 of the Securities Act of 1933, as amended, and any trust created for the benefit of one or more persons in that Immediate Family.  Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of a Party or the Joint Ventures that such Party or Joint Ventures, as the case may be, informs another Party or its Agents or that a Party or its Agents should know, by virtue of its or their position or the circumstances in which that Party or its Agents learned such other information, is to be kept confidential including, but not limited to, any information acquired by a Party or its Agents from any sources prior to the commencement of this Agreement.  Confidential Information also includes similar information obtained by the Joint Ventures in confidence from its service providers, vendors, licensors, licensees, customers and/or clients.  Confidential Information may or may not be labeled as confidential.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           Except as required in the performance of a Party or its Agents’ obligations pursuant to this Agreement, neither a Party nor its Agents shall, during or after the term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity.  Each Party and its Agents shall take reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction.  Information shall not be considered Confidential Information if it: (i) is at the time of disclosure or thereafter a part of the public domain without breach of this Agreement by a Party or its Agents; provided, however, that the act of copyrighting shall not cause or be construed as causing the copyrighted materials to be in the public domain, (ii) is disclosed as reasonably required in a proceeding to enforce a Party’s rights under this Agreement or (iii) is disclosed as required by court order or applicable law; provided, however, that if either a Party or its Agents is legally requested or required by court order or applicable law, including, but not limited to, by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes to disclose any Confidential Information of another Party or Acquisition, that Party or its Agents, as the case may be, shall promptly notify such other Party or Acquisition, as the case may be, of such request or requirement so that such other Party or Acquisition, as the case may be, may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, that Party and its Agents agree to furnish only that portion of the Confidential Information which they are advised by their respective counsels is legally required.

C.           Upon termination of this Agreement for any reason or at any time upon request of the Board, each other Party and its Agents agree to deliver to the Board all materials of any nature which are in such other Party’s or their Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the Joint Ventures or any vendor, licensor, licensee, customer or client of Acquisition, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes.  In any such event, each other Party and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information of the Joint Ventures, and if applicable, such destruction shall be confirmed to the Joint Ventures in writing by each Party and/or its Agents.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

D.           Upon the sale of all of a Party’s Interest, all materials of any nature which are in such other Party’s or their Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the Joint Ventures or any vendor, licensor, licensee, customer or client of the Joint Ventures, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes, in its possession, whether prepared by it or others, shall be left with the Joint Ventures.

E.           Neither a Party nor its Agents shall assert any rights with respect to any Confidential Information as having been acquired or known by such Party or its Agents prior to the commencement of the term of this Agreement.

16.           Non-Competition

A.           In order to induce PharmaHub to enter into this Agreement, each of the Akanas Members hereby covenants and agrees on its own behalf and on behalf of each of its Agents that:

(i)           Commencing upon the date of this Agreement and for a period of five (5) years following the date this Agreement is terminated pursuant to Article “12” of this Agreement, neither of the Akanas Members nor their respective Agents shall directly or indirectly circumvent, avoid, disavow, obviate or bypass New Akanas in any way whatsoever, including, but not limited to (a) induce or attempt to induce any customer or client of New Akanas or its affiliates or any third party who was introduced to the Akanas Members by New Akanas (collectively, the “New Akanas Third Party”) to engage in a business transaction with the Akanas Members or to reduce such New Akanas Third Party’s business with the Joint Ventures, New Akanas or their affiliates; (b) solicit or attempt to induce any of the Joint Ventures’, New Akanas’ or their affiliates’ employees to leave the employment of the Joint Venture, New Akanas or its affiliates as the case may be; (c) induce or attempt to induce any of New Akanas’ or its affiliates’ suppliers, vendors or contractors to reduce the business which they do with New Akanas or its affiliates; (d) employ or attempt to employ or assist anyone in employing any person who is an employee of New Akanas or the Joint Ventures or who was an employee of New Akanas or the Joint Ventures during the previous two (2) year period; (e) take any other action which is intended to be prejudicial to New Akanas or the Joint Ventures; and (f) without the prior written consent authorized by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of New Akanas or a Joint Venture, as the case may be, affect the Parties’ rights with respect to the Akanas Technologies in any manner not involving New Akanas or a Joint Venture, as the case may be.

(ii)           From the date of this Agreement and for a period of three (3) years following the date upon which this Agreement is terminated pursuant to Article “12” of this Agreement, the Akanas Members and their respective Agents, as the case may be, shall not, anywhere in the world, directly or indirectly, own, manage, join, control, be employed by, or participate in the ownership (other than the ownership of shares of a publicly-held corporation, which shares are equal to no more than one (1%) percent of the issued and outstanding shares of such corporation), operation or control of, or be connected in any manner with, any limited liability company, corporation or other entity which is engaged in the business (a) then conducted by New Akanas or the Joint Ventures, (b) which New Akanas or the Joint Ventures plan to conduct at such time, or (c) which involves the Akanas Technologies in any manner, including, but not limited to, any products, technologies or patents which are based upon or derived from the Akanas Technologies, whether for his or its own account or as an executive, manager, director, officer, consultant, principal, employee or agent of any other person, firm, limited liability company or corporation.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(iii)           Notwithstanding anything contained in this Paragraph “A” of this Article “16” of this Agreement to the contrary, the provisions of this Paragraph “A” of this Article “16” of this Agreement shall not be construed to prevent the Akanas Members from serving as an officer of, manager of, director of, or consultant to another entity, provided that such activities do not (a) compete either directly or indirectly with the business of New Akanas or the Joint Ventures or (b) interfere with the discharge of such Party’s duties and obligations pursuant to this Agreement.

B.           In order to induce the Akanas Members to enter into this Agreement, PharmaHub hereby covenants and agrees on its own behalf and on behalf of each of its Agents that:

(i)           Commencing upon the date of this Agreement and for a period of five (5) years following the date this Agreement is terminated pursuant to Article “12” of this Agreement, neither PharmaHub nor its Agents shall directly or indirectly circumvent, avoid, disavow, obviate or bypass New Akanas with respect to the Akanas Technologies in any way whatsoever, including, but not limited to (a) induce or attempt to induce any customer or client of New Akanas or its affiliates or any third party who was introduced to PharmaHub by New Akanas (collectively, the “New Akanas Third Party”) to engage in a business transaction with PharmaHub with respect to the Akanas Technologies or to reduce such New Akanas Third Party’s, business with New Akanas, the Joint Ventures or their affiliates with respect to the Akanas Technologies; (b) solicit or attempt to induce any of the Joint Ventures’, New Akanas’ or their affiliates’ employees to leave the employment of the Joint Venture, New Akanas or their affiliates as the case may be; (c) induce or attempt to induce any of New Akanas’ or its affiliates’ suppliers, vendors or contractors to reduce the business which they do with New Akanas or its affiliates with respect to the Akanas Technologies; (d) employ or attempt to employ or assist anyone in employing any person who is an employee of New Akanas or the Joint Ventures or who was an employee of New Akanas or the Joint Ventures during the previous two (2) year period; (e) take any other action which is intended to be prejudicial to New Akanas or the Joint Ventures; and (f) without the prior written consent authorized by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of New Akanas or a Joint Venture, as the case may be, affect the Parties’ rights with respect to the Akanas Technologies in any manner not involving New Akanas or a Joint Venture, as the case may be.

(ii)           From the date of this Agreement and for a period of three (3) years following the date upon which this Agreement is terminated pursuant to Article “12” of this Agreement, neither PharmaHub nor its Agents, as the case may be, shall, anywhere in the world, directly or indirectly, own, manage, join, control, be employed by, or participate in the ownership (other than the ownership of shares of a publicly-held corporation, which shares are equal to no more than one (1%) percent of the issued and outstanding shares of such corporation), operation or control of, or be connected in any manner with, any limited liability company, corporation or other entity which is engaged in the business then conducted by New Akanas or the Joint Ventures or which New Akanas or the Joint Ventures plan to conduct at such time with respect to the Akanas Technologies, whether for his or its own account or as an executive, manager, director, officer, consultant, principal, employee or agent of any other person, firm, limited liability company or corporation.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(iii)            Due to the nature of PharmaHub’s business, the Parties agree that notwithstanding anything contained in this Paragraph “B” of this Article “16” to the contrary, the provisions of this Paragraph “B” of this Article “16” of this Agreement shall not be construed to prevent PharmaHub or its Agents from serving as an officer of, manager of, director of, or consultant to another entity or making introductions between New Akanas Third Parties and other entities known to PharmaHub, provided that such activities do not (a) compete either directly or indirectly with the business of New Akanas or the Joint Ventures with respect to the Akanas Technologies or (b) interfere with the discharge of such Party’s duties and obligations pursuant to this Agreement.

C.           The restrictions which are contained in Paragraphs “A” and “B” of this Article “16” of this Agreement shall apply to any location in the world.  The Parties hereby acknowledge and agree that New Akanas and the Joint Ventures contemplate operating throughout the world.

D.           Each Party agrees, on his or its behalf and on behalf of his or its Agents, that the duration and scope for which the provision set forth in Paragraphs “A” and “B” of this Article “16” of this Agreement are to be effective are reasonable.  If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time, or by reason of it being too extensive in any other respect, such agreement or covenant shall be interpreted to extend only over the maximum period of time, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action.  Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part, shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

E.           Any period of time set forth in this Agreement shall not be construed to permit a Party or its Agents to engage in any of the prohibited acts set forth in this Agreement after such period if such acts would otherwise be prohibited by any applicable statute, legal precedent or other agreement among the parties to this Agreement.

17.           Specific Performance; Injunction.  Each party to this Agreement recognizes and acknowledges that each of the other parties hereto shall be irreparably damaged if this Agreement is breached.  Therefore, in the event of any breach by any Party of this Agreement (the “Breaching Party”), each other party to this Agreement (“Non-Breaching Parties”) shall have the right, at his or its election, to obtain equitable relief, including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) prove any actual damage or (iii) prove that money damages would not provide an adequate remedy.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which a Non-Breaching Party may have against the Breaching Party for damages or otherwise.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

18.           Miscellaneous.

A.           Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.           Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.           Notices.  Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery, or (iii) electronic mail (“Email”) with an original mailed by first class mail, postage prepaid, addressed as follows:

If to the Company:                                               China PharmaHub Corp.
20955 Pathfinder Road, Suite 100
Diamond Bar, CA 91765
Attn.: Richard Lui, Chief Executive Officer
Email Address: richard@chnpharmahub.com

With a copy to:                                                     Mintz & Fraade, P.C.
                 488 Madison Avenue, Suite 1100
                 New York, NY  10022
                 Attn.: Frederick M. Mintz, Esq.
                 Email Address: fmm@mintzfraade.com

If to Weaver:                                                         Dr. David Weaver
 6 Audubon Drive,
 Chestnut Hill, Massachusetts 02467
 Email Address: david.weaver.t@gmail.com

With a copy to:                                                      _________________________
                 _________________________
                 _________________________
                 _________________________
                 Attn.:
                 Email Address:

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

If to Rynkiewicz                                                   Dr. Michael Rynkiewicz
                                                                               1 Longfellow Place, Apt. 1017
Boston, Massachusetts 02114
Email Address: mjrynkie@yahoo.com

With a copy to:                                                     _________________________
                 _________________________
                 _________________________
                 _________________________
                Attn.:
                 Email Address:

or in each case to such other address and Email address as shall have last been furnished by like notice.  If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this Paragraph "C" of this Article “18” of this Agreement are not otherwise available, notice shall be hand-delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by Email shall be deemed to have been given as of the date sent by Email if a copy of such notice is also mailed by first class mail on the date sent by Email; if the date of mailing is not the same as the date of sending by Email, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

D.           Governing Law; Disputes.  In view of the fact that: (i) PharmaHub is a Nevada corporation and (ii) the Akanas Members reside in Massachusetts, the parties agree that in the interest of providing for a choice of law which shall not unduly favor any one Party over the other Parties, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.  Except as otherwise provided in Article “17” of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York County, New York.  Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The parties specifically designate the courts in the State of New York, County of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.  The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “18” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in the State of New York, County of New York.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E.           Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.

F.           Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

N:\Clients\China PharmaHub\SEC Filings\Confidential Treatment\Confidential Treatment Request - Annex A - Definitive Agreement with redactions.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

G.          Entire Agreement.  This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

H.          Further Assurances.  The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

I.           Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.           Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other breach of this Agreement.

K.          Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.           Facsimile and Email Signatures.  Any signature which is delivered via facsimile or via Email in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

M.         Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

N.          Exhibits.  All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

O.          Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if it is determined that any provision of this Agreement shall in any way violate or become invalid or unenforceable pursuant to any applicable law, such determination shall not affect the validity or enforceability of the remainder of this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

China PharmaHub Corp.

By: /s/ Richard Lui_____________________
       Richard Lui, Chief Executive Officer

/s/ David Weaver_______________________
David Weaver

/s/ Michael Rynkiezicz__________________
Michael Rynkiewicz

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

EXHIBIT LIST

A.	Form of Shareholder’s Agreement

B.	Satisfaction of Existing Obligations

C.	Satisfaction of Akanas Members Incurred Costs

D.	Patents

E.	Form of License Agreement

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

EXHIBIT A

FORM OF SHAREHOLDER’S AGREEMENT

SHAREHOLDERS AGREEMENT

This AGREEMENT (this “Agreement”), dated as of the ___ day of June, 2010  is entered into by and among China PharmaHub Corp. a Nevada corporation, with an address at 20955 Pathfinder Road, Suite 100 Diamond Bar, CA 91765, (“PharmaHub”),  David Weaver, an individual with an address at 6 Audubon Drive, Chestnut Hill, Massachusetts 02467 (“Weaver”), Michael Rynkiewicz, an individual with an address at 1 Longfellow Place, Apt. 1017, Boston, Massachusetts 02114   (“Rynkiewicz”) and ____________________________, a Nevada corporation with an address at 1 Broadway, 14th Floor, Cambridge, Massachusetts 02142 (the “Company”; Weaver and Rynkiewicz are hereinafter jointly referred to as the “Akanas Members”; PharmaHub and the Akanas Members are hereinafter collectively referred to as the “Shareholders” or the “Parties”).

WITNESSETH:

WHEREAS, the Akanas Members have developed and own the intellectual property rights with respect to technologies which utilize the atomic structure of a parental antibody to rapidly and cost-effectively create human antibodies which retain high affinity and avoid immunogenicity (the “Akanas Technologies”);

WHEREAS, PharmaHub’s goal is to become a global pharmaceutical HUB specializing in the identification, development and marketing of pharmaceutical and healthcare products which, if PharmaHub’s goals are achieved, will make significant differences to patients and society;

WHEREAS, The Akanas Members desire to join efforts with PharmaHub in the development of certain Akanas Technologies by forming a new corporation in the State of Nevada with respect to which (A) PharmaHub has heretofore agreed to make a capital contribution in an amount not to exceed [*] and (B) the Akanas Members shall contribute all of their ownership rights with respect to the Akanas Technologies, and from time to time other new corporations which shall be granted licenses with respect to the Akanas Technologies (the “Joint Ventures”) to further the research, development, commercialization and marketing, worldwide of humanized and human therapeutics using the Akanas Technologies to treat cancer, Rheumatoid Arthritis (RA) and other diseases;

WHEREAS, the Company is authorized to issue fifty million (50,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”; the Common Stock and the Preferred Stock are hereinafter collectively referred to as the “Company’s Stock”);

WHEREAS, the Shareholders collectively own twenty million (20,000,000) shares of the Common Stock of the Company (the “Stock”), PharmaHub owning seven million (7,000,000) shares of Stock, Weaver owning nine million seven hundred fifty thousand (9,750,000) shares of Stock and Rynkiewicz owning three million two hundred fifty thousand (3,250,000) shares of Stock, representing all of the issued and outstanding shares of the Company as of the date of this Agreement;

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

WHEREAS, the Shareholders desire to set forth their respective rights and obligations to each other with respect to the Company;

WHEREAS, the Shareholders have agreed to make certain provisions with respect to the affairs, operations and management of the Company, as hereinafter described; and

WHEREAS, the Shareholders desire to restrict the transfer of the Company’s Stock as hereinafter described;

    NOW THEREFORE in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged,

IT IS AGREED:

1.           Recitals Adopted. The parties hereto adopt as part of this Agreement each of the recitals which is set forth in the WHEREAS clauses, and agree that such recitals shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement.  Such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.           Term. The term (the “Term”) of this Agreement shall be perpetual, subject to termination pursuant to Article “8” of this Agreement, and shall commence as of the date of this Agreement.

3.           Corporate Matters.

A.           Conflicts with Corporate Documents.  If any of the provisions of this Agreement at any time conflicts with the provisions of any corporate governing document of the Company including, but not limited to, the Articles of Incorporation and/or By-laws, the provisions of this Agreement shall be controlling and the Shareholders shall each individually, in their capacities as owners of record of the Stock or of any future outstanding shares of the Company’s Stock, vote and use his, her or its best efforts to cause the Company’s Board of Directors to vote, to take all such actions which are necessary to conform such corporate governing document to this Agreement.

B.           Board of Directors.

(i)                      Number of Directors.  The Board of Directors of the Company (the “Board”) shall consist of five (5) Directors.

(ii)                      Chairman of the Board.  The Chairman of the Board of Directors (the “Chairman”) shall be a member of the Board and shall be agreed upon and appointed by the affirmative vote of three-fourths (3/4ths) of the Board of Directors if an Independent Director (hereinafter defined) has not been appointed pursuant to Subparagraph “(iii)” of this Paragraph “B” of this Article “3” of this Agreement.  If an Independent Director has been appointed pursuant to Subparagraph “(iii)” of this Paragraph “B” of this Article “3” of this Agreement, the Chairman shall be a member of the Board and shall be agreed upon and appointed by the affirmative vote of four-fifths (4/5ths) of the Board of Directors.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(iii)                      Appointment.

a.           Two (2) of the five (5) Directors shall be appointed by PharmaHub, in its sole and absolute discretion (the “PharmaHub Directors”); provided, however, that the appointment or election of a PharmaHub Director shall not, by itself, create contractual rights.  In the event of a PharmaHub Director’s resignation, removal, or death, PharmaHub shall appoint, in its sole discretion a Director to replace any PharmaHub Director who resigns, is removed, or dies.

b.           Two (2) of the five (5) Directors shall be appointed by the Akanas Members jointly, in their sole discretion (the “Akanas Directors”); provided, however, that the appointment or election of an Akanas Director shall not, by itself, create contractual rights.  In the event of an Akanas Director’s resignation, removal, or death, the Akanas Members shall appoint, jointly, in their sole and absolute discretion a Director to replace any Akanas Director who resigns, is removed, or dies.

c.           The remaining Director (the “Independent Director”) shall be agreed upon and appointed by the unanimous vote of the four PharmaHub Directors and Akanas Directors, collectively; provided, however, that the appointment or election of the Independent Director shall not, by itself, create contractual rights.

(iv)                      Independent Director.

a.           In the event of the resignation, removal, death or Total Disability (as defined in Subparagraph “(iv)” of this Paragraph “B” of this Article “3” of this Agreement) of the Independent Director, the remaining four (4) Directors of the Company shall, by affirmative vote of three-fourths (3/4ths) of the remaining Directors, appoint an Independent Director to replace the Independent Director who resigned, was removed, died or became totally disabled (the “Replacement Independent Director”).

b.           Until such time as a Replacement Independent Director is appointed pursuant to this Subparagraph “(iii)” of this Paragraph “B” of this Article “3” of this Agreement, all decisions of the Board which may be required until a Replacement Independent Director is appointed shall require the unanimous vote of the remaining Directors.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(v)                       Total Disability.  For purposes of this Agreement, the term “Total Disability” shall mean the failure or inability of the Independent Director or an Akanas Member for reasons of health to perform his or her usual and customary duties on behalf of the Company in the usual and customary manner. Total Disability shall be deemed to have occurred upon the affirmative vote of  (a) three-fourths (3/4ths) of the remaining Directors in the case of the Independent Director or (b) four-fifths (4/5ths) of the Board in the case of an Akanas Member.  Upon the date on which Total Disability shall have occurred, the Company shall have the right to terminate the Independent Director or Akanas Member’s compensation and status as an Independent Director or Akanas Member.  Such termination of the Independent Director or Akanas Member shall not constitute a breach of this Agreement by the Company and the Company’s sole obligation to the Independent Director or Akanas Member shall be to pay the Independent Director or Akanas Member the amount of any compensation accrued through the date of termination.  If the parties are unable to agree with respect to any question relating to Total Disability including, but not limited to, the following: (i) whether the Independent Director or Akanas Member is Totally Disabled, (ii) the date upon which the disability of the Independent Director or Akanas Member commenced or (iii) the date upon which either the disability of the Independent Director or Akanas Member terminated or the Total Disability occurred, then such dispute shall be determined by arbitration in accordance with Paragraph “D” of Article “18” of this Agreement.

C.           Voting.  The provisions of any corporate governing document of the Company including, but not limited to, the Articles of Incorporation and/or By-laws shall set forth that the affirmative votes of four-fifths (4/5ths) of the Board shall be required at any duly called meeting to authorize any act for which the consent of the Board is required, including, but not being limited to, the following:

(i)           Assignment of duties of the management and any employees of the Company;
(ii)           Payment of salaries to the management and any employees of the Company;

(iii)             Approval of the resignation of any Akanas Member from any position which he holds in the Company;

(iv)             Decisions with respect to the development of Technologies and Products;

(v)             Decisions with respect to the licensing and sublicensing of Technologies and Products;

(vi)             Decisions with respect to the distribution of Products;

(vii)             The termination or dissolution of the Company;

(viii)            The issuance or transfer of any shares of common stock of the Company to any third party.

D.           Officers.  The initial Officers of the Company shall be a President, a Treasurer and a Secretary, each of whom shall be appointed by an affirmative vote of four-fifths (4/5ths) of the Board. Any person may hold two or more offices.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

E.           Minimum Distributions.  The provisions of any corporate governing document of the Company including, but not limited to, the Articles of Incorporation and/or By-laws shall set forth that the terms “Net Profits” and “Net Losses” with respect to a time period are hereby defined as the net income or net loss of the Company attributable to that period, as determined by the accountants regularly employed by the Company in accordance with U.S. GAAP as consistently applied.  Distributions shall be made in the discretion of the Board; provided, however, that at the end of each calendar quarter if the Company has Net Income which is equal to or in excess of two hundred fifty thousand ($250,000) dollars, the Company shall make a minimum distribution of at least twenty five (25%) percent of the Net Income of the Company (the “Minimum Distribution”) with respect to that calendar quarter; provided, however, that the Board may, by affirmative vote of four-fifths (4/5ths) of the Board determine not to make a Minimum Distribution with respect to any calendar quarter.  For example, if the Company has Net Profits of three hundred twenty thousand ($320,000) dollars as of June 30, 2010, then the Company shall make a Minimum Distribution of eighty thousand ($80,000) dollars, unless the Board, by affirmative vote of four-fifths (4/5ths) of the Board determines not to make such Minimum Distribution.

4.           Prepayment of Expenses.    To induce the Akanas Members to enter into this Agreement and to consummate the transactions contemplated by this Agreement, PharmaHub agrees that PharmaHub shall advance funds for the payment of costs which PharmaHub, the Company and the Joint Ventures may incur with respect to the following, subject to the terms and conditions set forth in this Article “4” of this Agreement; provided, however, that the Akanas Members shall pay any taxes incurred with respect to the grant of the Akanas Technologies pursuant to Article “5” of this Agreement:

A.           As set forth in Paragraph “(a)” of Article “3” of the Exclusive Memorandum of Understanding dated February 27, 2010, by and between PharmaHub and Akanas Therapeutics, Inc. (the “MOU”), PharmaHub shall advance funds for the payment of costs incurred in connection with the formation of the Company in the State of Nevada; provided, however, that PharmaHub shall not be required to advance funds in excess of an aggregate of [*] with respect to any fees incurred in connection with the formation of the Company and the Joint Ventures.

B.           PharmaHub shall advance funds in order to pay the reasonably necessary legal expenses which are incurred by the Company with respect to counsel selected by PharmaHub in its sole discretion in the United States and any foreign jurisdiction, with respect to legal fees associated with the maintenance of any approved patents, as well as obtaining patents in the United States and any foreign jurisdiction with respect to currently pending patent applications and any additional patent applications which may be required with respect to the Intellectual Property.

PharmaHub shall advance funds in order to pay the reasonably necessary expenses incurred by the Company with respect to ongoing general and administrative expenses, corporate legal fees, tax liabilities (with the exception of any tax liabilities incurred with respect to the grant of the Intellectual Property pursuant to Article “5” of this Agreement), research and development of the Intellectual Property, including, but not limited to, technology improvements fees with respect to the Akanas Technologies, publication costs and other costs associated with the business development and operations of the Company.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

C.           With respect to the expenses set forth in Paragraphs “A” and “B” of this Article “4” of this Agreement which shall be paid with funds advanced by PharmaHub on behalf of the Company, (the “Reasonably Incurred Expenses”), for a period of two (2) years commencing upon the date of the execution of this Agreement, PharmaHub shall only pay up to an aggregate of two hundred thirty thousand ($230,000) dollars of Reasonably Incurred Expenses (the “Expense Cap”) with respect to the Company and all Joint Ventures.  Any Reasonably Incurred Expenses incurred more than two (2) years after the date of the execution of this Agreement or in excess of the Expense Cap shall be paid by PharmaHub in such amounts and at such times as PharmaHub determines, in its sole discretion.

D.           Any financing or investment received by the Company from any person or entity other than PharmaHub, which financing or investments shall be duly approved by the Board of Directors of the Company, shall first be applied to reimburse PharmaHub pursuant to Paragraph “F” of this Article “4” of this Agreement and shall thereafter decrease the Expense Cap upon a dollar for dollar basis until such time as the Expense Cap has been reduced to zero ($0) dollars.

E.           With respect to any funds advanced by PharmaHub pursuant to this Article “4” of this Agreement, such advances shall be recorded as “monies prepaid” in the books and records of the Company, and shall be reimbursed to PharmaHub by the Company from the first financing or investment received by the Company from any person or entity other than PharmaHub, which financing or investments shall be duly approved by the Board of Directors of the Company; provided, however, that prior to the Company making a Minimum Distribution pursuant to Paragraph “E” of Article “3” of this Agreement, the Company shall first reimburse PharmaHub for the monies prepaid pursuant to this Article “4” of this Agreement. Commencing three (3) months after the first calendar quarter in which the Company attains “Net Profit”, the Company shall reimburse PharmaHub for the monies prepaid pursuant to this Article “4” of this Agreement, [*] of the Company’s Net Profit with respect to such calendar quarter, regardless of whether the Company has received any financing from any person or entity other than PharmaHub.  For the purposes of this Article “4” of this Agreement, “Net Profit” is defined as the net income of the Company attributable to that calendar quarter, as determined by the accountants regularly employed by the Company in accordance with U.S. GAAP as consistently applied.

5.           Akanas Members.  To induce PharmaHub to enter into this Agreement and to consummate the transactions contemplated by this Agreement each of the Akanas Members agrees:

A.           Upon the formation of the Company, to assign to the Company all of their rights and interests to the Akanas Members’ intellectual property (the “Intellectual Property”), including, but not limited to, the right to grant an exclusive, unlimited, irrevocable, royalty-free, worldwide, perpetual right, with the right to grant licenses and sublicenses, to use the Intellectual Property, including but not limited to patent application number “PCT/US07/64558” titled “Methods for Humanizing Antibodies and Humanized Antibodies Made Thereby”(the “Akanas Antibody Humanization Technology”), initially filed with the United States Patent and Trademark Office in 2006, and any other Letters Patent and patent applications with respect to the Akanas Antibody Humanization Technology and any antibody compositions derived therefrom which are filed or to be filed with the United States Patent and Trademark Office, or equivalent foreign authorities, including, but not limited to, those authorities located in the People’s Republic of China, the European Union Japan, Canada and Australia, and are described upon the schedule which is annexed hereto and made a part hereof as Exhibit “A” (the “Patents”), for any legal purpose, including, but not limited to:

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(i)           research using the Intellectual Property in order to develop antibody compositions or technologies utilizing the Intellectual Property, or any part thereof (collectively, the “Technologies”);

(ii)           development of products which utilize the Intellectual Property, or any part thereof (the “Products”);

(iii)           the manufacture and sale of Products;

(iv)           the sublicense to third parties of any Technologies; and

(v)           the sublicense to third parties of the rights to manufacture and sell any Products.

B.           The Company shall have the right to retain and utilize any entity to distribute Products sold to such entity by the Company, pursuant to, and subject to, the terms of this Agreement.

C.           The Company shall have the right to sublicense the Technologies, pursuant to, and subject to, the terms of this Agreement.

D.           Upon the development by the Akanas Members of any new technology, composition or application with respect to the Akanas Antibody Humanization Technology, whether pursuant to the filing of any Letters Patent and patent application with the United States Patent and Trademark Office, or equivalent foreign authorities, or otherwise, (the “New Intellectual Property”),  the Akanas Members hereby acknowledge and agree that all New Intellectual Property shall be wholly owned by the Company and the Akanas Members shall have no ownership interests in New Intellectual Property other than by virtue of the Akanas Members’ ownership interest in the Company.

E.           The Akanas Members shall retain no rights to the Patents during the Term of this Agreement other than by virtue of the Akanas Members’ ownership interest in the Company.  If this Agreement is terminated pursuant to Article “8” of this Agreement, each of the Parties shall retain an ownership interest with respect the Intellectual Property, Patents, Technologies and Products owned by the Company which shall be equal to such Party’s ownership interest in the Company.

F.           The Akanas Members shall be available to devote such time, attention and energies to the business of the Company as reasonably required.  The Akanas Members shall be entitled to such compensation as determined by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of the Company.  The Company shall deduct from each Akanas Member’s compensation all applicable taxes which it may now or may hereafter be required to deduct.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

G.           Akanas Technology Operations Manual.  As a condition to the Closing of this Agreement, the Akanas Members shall prepare an operations manual (the “Manual”) with respect to the computer software application(s) (the “Application”) developed by the Akanas Members in connection with the Akanas Technologies.  The Manual shall set forth in sufficient detail, as reasonably approved by PharmaHub, the methodology by which an employee of the Company or a Joint Venture may utilize the Application to further develop the Akanas Technologies as contemplated by this Agreement and shall be delivered to each of the Parties at the address which is set forth in Paragraph “C” of Article “18” of this Agreement within thirty (30) days after the Closing of this Agreement.

H.           Akanas Technology Back-up Copy.  At the Closing of this Agreement, the Akanas Members shall deliver an identical duplicate copy of the Application as of the date of this Agreement which shall be stored in a mutually agreed upon location for use in the event of damage to, or destruction of, the original copy of the Application.  The Parties agree that upon the completion of any modification to the Application, they shall cause an updated duplicate copy of the Application to be made and stored in such mutually agreed upon location.

6.           PharmaHub Contributions.   To induce the Akanas Members to enter into this Agreement and to consummate the transactions contemplated by this Agreement, PharmaHub agrees to dedicate such resources to the business of the Company as may be reasonably required, including, but not limited to, obtaining financing, maintaining investor relations, formation of a management team with respect to the Company, and preparation of responses to CRO/CMO, regulatory and government agency inquiries with respect to the Company.

7.           Life Insurance.

A.           The Company.  The Parties agree that the Company shall apply for and procure as owner and for its own benefit, Key-man life insurance policies in the amount of five hundred thousand ($500,000) dollars with respect to each of the Akanas Members.  The Akanas Members acknowledge and agree that they shall have no interest whatsoever in such policy or policies or the proceeds thereof, other than by virtue of their ownership interest in the Company.  Such funds shall be used at the discretion of the Board of Directors of the Company for the purpose of offsetting the cost to hire and train replacement(s) to continue the business of the Company.

B.           PharmaHub. The Parties agree that PharmaHub may, at its cost and in its sole discretion, at any time after the date of the execution of this Agreement, apply for and procure as owner and for its own benefit, Key-man life insurance policies in an amount up to two hundred thirty thousand ($230,000) dollars with respect to each of the Akanas Members.  The Akanas Members acknowledge and agree that they shall have no interest whatsoever in such policy or policies or the proceeds thereof.

C.           Medical Examinations. The Akanas Members shall, from time to time at the request of PharmaHub or the Company, as the case may be, submit to such medical examinations, supply such information and execute such documents as may be required by the insurance company or companies to which PharmaHub or the Company, as the case may be, shall apply for insurance pursuant to Paragraphs “A” and “B” of this Article “11” of this Agreement.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

8.           Termination.

A.           Notwithstanding anything in this Agreement to the contrary, the Parties shall have the right to terminate this Agreement:

(i)           by written consent of all of the Parties; or

(ii)           upon written notice of ten (10) days pursuant to Paragraph “C” of Article “18” of this Agreement, in the event of a default, which is not cured within thirty (30) days after receipt of the defaulting Party of written notice pursuant to Paragraph “C” of Article “18” of this Agreement. By either PharmaHub or the Akanas Members of their obligations pursuant to Articles “4” and “5” of this Agreement, respectively.

B.           Termination and Dissolution of the Company.

(i)           Termination and Dissolution. The provisions of any corporate governing document of the Company including, but not limited to, the Articles of Incorporation and/or By-laws shall set forth that the Company shall be terminated and dissolved upon the occurrence of any of the following:

a.           Any event which makes it unlawful for the Company’s business to be continued;

b.           The unanimous vote of the Board of the Company;

c.           The sale of all or substantially all of the Company’s assets;

d.           Termination pursuant to Paragraph “A” of this Article “8” of this Agreement; or

e.           The termination of the Definitive Agreement between the Parties.

C.           Liquidation.  The provisions of any corporate governing document of the Company including, but not limited to, the Articles of Incorporation and/or By-laws shall set forth that upon termination and dissolution of the Company for any reason, the Company shall cease to engage in further business, except to the extent necessary to perform existing obligations, and any individual acting as Director, or the respective Designees of the Directors acting within the scope of their authority (“Liquidators”), shall wind up the affairs of the Company and liquidate or distribute the Company’s assets.

(i)                      All assets of the Company may be sold in connection with any liquidation at public or private sale, at such price and upon such terms as the Liquidators, in their sole and absolute discretion, may deem advisable, provided that such Liquidators are acting within their fiduciary duties pursuant to Nevada law.  Any Party and any partnership, corporation or other firm in which any Party is in any way interested may purchase assets at such sale.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(ii)                      The Liquidators shall (a) cause the Company’s accountants to make a full and proper accounting of the assets, liabilities and operations of the Company, as of and through the last day of the month in which the dissolution occurs, such liabilities to include any monies prepaid by PharmaHub pursuant to Article “4” of this Agreement which have not been reimbursed to PharmaHub as of the date of the last day of the month in which the dissolution occurs, (b) liquidate the assets as promptly as is consistent with obtaining a reasonable value for such assets, but in no event later than one (1) year after the occurrence of an event of dissolution, and (c) apply and distribute the proceeds therefrom pursuant to applicable Nevada law; provided, however, that the Company’s Intellectual Property shall be distributed pro-rata to each of the Parties based upon such Party’s percentage ownership of the Company as of the occurrence of an event of dissolution.

(iii)                      Distributions of the Company’s assets may be made either in kind or in money, or partly in kind and partly in money, in the sole and absolute discretion of the Liquidators.  All distributions in kind shall be valued as of the date of distribution as determined by the Liquidators in their sole and absolute discretion.  The Liquidators shall not be required to give to the various persons interested similar or like property.  For example, if the Liquidators are distributing assets and cash, the Liquidators, in their sole and absolute discretion, may give one distributee cash and give the other distributees assets or a combination of assets and cash.

(iv)                      Upon dissolution and completion of the winding up of the Company and distribution of its assets, the Liquidators shall cause to be executed and filed with the Nevada Secretary of State, articles of dissolution pursuant to applicable Nevada law.

9.           Restrictions Upon Stock/ Right of First Refusal.

A.           Except as otherwise specifically provided in this Article “9” of this Agreement, the Parties shall not sell, assign, pledge, hypothecate, transfer, encumber or create a lien upon all, or any part of, or otherwise dispose of, any Shares of the Company.  Any sale, assignment, pledge, hypothecation, transfer, encumbrance or lien upon all, or any part of, the Shares, except pursuant to Paragraph “C” of this Article “9” of this Agreement, shall be approved by the affirmative vote of four-fifths (4/5ths) of the Board of the Company and subject to the terms and conditions of this Agreement.

B.           Notwithstanding any other provision of this Article “9” of this Agreement, the Parties may transfer or sell all or a portion of his, her or its Shares to (i) any entity which is under common control of such Party, or (ii) a member or members of such Party’s Immediate Family to the extent that such transfer shall not (a) violate or cause the Company to violate any applicable Federal, state or local securities law, regulation or interpretive ruling or the comparable laws regulations and interpretative rulings of any foreign jurisdiction or (b) cause a termination of the Company for the purposes of any applicable Federal, state or local law, regulation or interpretive ruling or the comparable laws regulations and interpretative rulings of any foreign jurisdiction.  If such transfer occurs, notice thereof shall be sent to PharmaHub or the Akanas Members, as the case may be, pursuant to Paragraph “C” of Article “18” of this Agreement and such Immediate Family transferee shall execute a document agreeing to be bound by the terms and conditions of this Agreement.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

“Immediate Family” shall include the following: (i) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (ii) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person.    For purposes of this Agreement, an Immediate Family shall also be deemed to include any affiliate of a member of that Immediate Family, as defined in Rule 405 of the Securities Act of 1933, as amended, and any trust created for the benefit of one or more persons in that Immediate Family.

C.           Right of First Refusal. Except as otherwise specifically provided in Paragraph “B” of this Article “9” of this Agreement, if any Party receives a bona fide offer for its Shares (the “Offeree”) from a third party (the “Offeror”) pursuant to a written offer which shall state (i) the identity and contact information of the Offeror, and if an entity, the type of entity and state or country of formation, (ii) the number of Shares to be purchased, (iii) the price per Share, (iv) the proposed closing date of the purchase and (v) any other material terms and conditions of the proposed purchase, including, but not limited to, the terms of payment (the “Shares Offer”; the Shares which are the subject of the Shares Offer are hereinafter referred to as the “Offered Shares”), the Offeree shall first offer the Offered Shares to the Company by giving the Company written notice pursuant to Paragraph “C” of Article “18” of this Agreement, which written notice shall include a copy of the Shares Offer.  The notice shall be deemed to be an offer to sell the Offered Shares to the Company upon the terms and conditions which are set forth in the Shares Offer.  Such offer shall remain open for ten (10) business days after the notice is received by the Company (the “Company Offering Period”).  A “business day” shall mean each day excluding Saturdays, Sundays, New Year's Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, Christmas Day and any other weekday upon which banks are closed in the State of New York.  The Company shall have the irrevocable and exclusive first option, but not obligation, to purchase all or a portion of the Offered Shares (the “Right of First Refusal”).  The Company may accept such offer by giving the Offeree written notice of acceptance pursuant to Paragraph “C” of Article “18” of this Agreement within the Company Offering Period.  If the offer to sell to the Company is not accepted or is accepted only in part within the Company Offering Period or if the Company fails to close on such purchase within ten (10) days after its timely written notice of acceptance of such offer, the Offeree must then provide written notice pursuant to Paragraph “C” of Article “18” of this Agreement to the other members of the Company who each individually own more than ten (10%) percent of the issued and outstanding Shares (the “10% Shareholders”).  The notice shall be deemed to be an offer to sell the Offered Shares to the 10% Shareholders upon the price, terms and conditions which are set forth in this Paragraph “C” of this Article “9” of this Agreement.  The offer to the 10%  Shareholders shall remain open for five (5) business days after notice is received by 10% Shareholders (the “10% Shareholder Offering Period”).  Within the 10% Shareholder Offering Period, any of the 10% Shareholders may accept the offer to purchase all or the remaining Offered Shares, as the case may be, by giving the Offeree written notice pursuant to Paragraph “C” of Article “18” of this Agreement of such acceptance.  If the 10% Shareholders shall accept a greater number of Shares than is available pursuant to the Shares Offer during the 10% Shareholder Offering Period (the “Accepting Shareholders”), then the number of Offered Shares which shall be sold to each of the Accepting Shareholders shall be determined by the Company’s Board.  In making this determination, the Board shall consider the number of Shares which each Accepting Shareholder desired to purchase and the proportion of ownership of Shares of each Accepting Shareholder.  If the Company and the 10% Shareholders have not agreed to purchase, in the aggregate, all of the Offered Shares, the Offeree shall thereupon be at liberty to sell all of the Offered Shares pursuant to the Shares Offer, solely upon the terms and conditions which were specified in the Shares Offer and solely to the Offeror, and if such sale is consummated, written notice thereof shall be sent to the Company; provided, however, that if the Offeree does not sell, assign, transfer or otherwise dispose of all of the Offered Shares to the Offeror pursuant to the Shares Offer within one hundred twenty (120) days after giving written notice to the Company, then the Offeree shall not thereafter sell, assign, transfer, or otherwise dispose of the Offered Shares without again first offering same to the Company and the 10% Shareholders pursuant to this Paragraph “C” of this Article “9” of this Agreement.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

D.           Any entity to which any Party chooses to assign Shares must execute this Agreement and will thereafter be subject to all of the terms and provisions of this Agreement, including, but not limited to, the provisions set forth on this Article “9” of this Agreement.

E.           Subject to the Right of First Refusal set forth in Paragraph “C” of this Article “9” of this Agreement, if any of the Company’s shareholders proposes to transfer all of his, hers or its Shares to a third-party Offeror in a bona fide sale (a “Selling Party” or “Parties”), then the Selling Party agrees to include in such sale, such number of Shares of the other shareholders (the “Tag-Along Party” or “Parties”) of the Company as determined pursuant to Paragraph “F” of this Article “9” of this Agreement at the same price per Share, upon the same terms and conditions, and at the same time as the Selling Party; provided, however, that the Tag-Along Party shall have the option, in his, hers or its sole and absolute discretion, to include his, hers or its Shares in such sale.

F.           If the Tag-Along Party determines to sell his, hers or its Shares, the number of the Tag-Along Party’s Shares which the Selling Party shall include pursuant to Paragraph “E” of this Article “9” of this Agreement shall equal the total number of Shares owned by the Tag-Along Party multiplied by a fraction, the numerator of which shall be the number of Shares which the Selling Party or Parties propose to sell, and the denominator of which shall be the number of the Company’s issued and outstanding Shares other than those Shares owned by the Tag-Along Party.  For example, if the Company has a total of 100 issued and outstanding Shares, the Tag-Along Party owns 30 Shares and if a Selling Party determines to sell all 70 of its Shares to a third-party Offeror in a bona fide sale, the Tag-Along Party shall have the option to sell 30 Shares, which number is arrived at by multiplying the total number of Shares owned by the Tag-Along Party, 30, by a fraction, the numerator of which is the number of Shares which the Selling Party proposes to sell, 70, and the denominator of which is 70, which equals 30 X (70/70) = 30 Shares.

10.           Rights and Obligations of Purchaser, Assignee or Transferee.  All sales, assignments, transfers, and other dispositions of any of shares of the Company’s Stock pursuant to this Agreement, other than to the Company, shall have as a condition precedent thereto the requirement that the purchaser, assignee or transferee execute a document in form and substance which is satisfactory to the Company’s counsel, agreeing to be bound by all of the terms and conditions of this Agreement.  Upon the execution of said document, the purchaser, assignee or transferee shall have all of the rights and obligations pursuant to this Agreement.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

11.           Purchases by the Company.  If the Company agrees to purchase any shares of Stock pursuant to this Agreement and the Company shall not have sufficient surplus to permit it to lawfully purchase any or all of such Stock, the Shareholder whose shares of Stock are not being purchased shall promptly take such measures to vote its Company Stock and/or use its best efforts to cause the members of the Board of Directors to vote, as may be required by applicable law, to reduce the capital of the Company or to take such other measures as may be necessary to enable the Company to pay for all or part of the Stock which it has agreed to purchase.

12.           Survival of Representations, Warranties and Covenants.  All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive its termination, and shall continue in full force and effect after its termination, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

13.           Confidentiality.

A.           As used in this Agreement, “Confidential Information” shall mean oral or written information which is directly or indirectly presented to any Party, its past, present or future subsidiaries, parents, officers, consultants, attorneys, agents and its and their respective Immediate Families (hereinafter defined; all of the foregoing are hereinafter collectively referred to as “Agents”) by another Party or the Company or their respective Agents, including, but not limited to, information which is developed, conceived or created by that other Party or by the Company, as the case may be, or disclosed to a Party or its Agents or known by or conceived or created by a Party or its Agents during the term or after the termination of this Agreement if disclosed to a Party or its Agents or known by or conceived or created by a Party or its Agents as a result of this Agreement, with respect to the Akanas Technologies, the Company and/or another Party, as the case may be, either of their businesses or relating to the past or present business or any plans with respect to future business of that other Party or the Company, as the case may be.  “Immediate Family” shall include the following: (i) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (ii) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person.  For purposes of this Agreement, an Immediate Family shall also be deemed to include any affiliate of a member of that Immediate Family, as defined in Rule 405 of the Securities Act of 1933, as amended, and any trust created for the benefit of one or more persons in that Immediate Family.  Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of a Party or the Company that such Party or the Company, as the case may be, informs another Party or its Agents or that a Party or its Agents should know, by virtue of its or their position or the circumstances in which that Party or its Agents learned such other information, is to be kept confidential including, but not limited to, any information acquired by a Party or its Agents from any sources prior to the commencement of this Agreement.  Confidential Information also includes similar information obtained by the Company in confidence from its service providers, vendors, licensors, licensees, customers and/or clients.  Confidential Information may or may not be labeled as confidential.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           Except as required in the performance of a Party or its Agents’ obligations pursuant to this Agreement, neither a Party nor its Agents shall, during or after the term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity.  Each Party and its Agents shall take reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction.  Information shall not be considered Confidential Information if it: (i) is at the time of disclosure or thereafter a part of the public domain without breach of this Agreement by a Party or its Agents; provided, however, that the act of copyrighting shall not cause or be construed as causing the copyrighted materials to be in the public domain, (ii) is disclosed as reasonably required in a proceeding to enforce a Party’s rights under this Agreement or (iii) is disclosed as required by court order or applicable law; provided, however, that if either a Party or its Agents is legally requested or required by court order or applicable law, including, but not limited to, by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes to disclose any Confidential Information of another Party or Acquisition, that Party or its Agents, as the case may be, shall promptly notify such other Party or Acquisition, as the case may be, of such request or requirement so that such other Party or Acquisition, as the case may be, may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, that Party and its Agents agree to furnish only that portion of the Confidential Information which they are advised by their respective counsels is legally required.

C.           Upon termination of this Agreement for any reason or at any time upon request of the Board, each other Party and its Agents agree to deliver to the Board all materials of any nature which are in such other Party’s or their Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the Company or any vendor, licensor, licensee, customer or client of Acquisition, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes.  In any such event, each other Party and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information of the Company, and if applicable, such destruction shall be confirmed to the Company in writing by each Party and/or its Agents.

D.           Upon the sale of all of a Party’s Interest, all materials of any nature which are in such other Party’s or their Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the Company or any vendor, licensor, licensee, customer or client of the Company, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes, in its possession, whether prepared by it or others, shall be left with the Company.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

E.           Neither a Party nor its Agents shall assert any rights with respect to any Confidential Information as having been acquired or known by such Party or its Agents prior to the commencement of the term of this Agreement.

14.           Non-Competition

A.           In order to induce PharmaHub to enter into this Agreement, each of the Akanas Members hereby covenants and agrees on its own behalf and on behalf of each of its Agents that:

(i)           Commencing upon the date of this Agreement and for a period of five (5) years following the date this Agreement is terminated pursuant to Article “8” of this Agreement, none of the Akanas Members nor their respective Agents shall directly or indirectly circumvent, avoid, disavow, obviate or bypass the Company in any way whatsoever, including, but not limited to (a) induce or attempt to induce any customer or client of the Company or its affiliates or any third party who was introduced to the Akanas Members by the Company (collectively, the “Third Party”) to engage in a business transaction with the Akanas Members or to reduce such Third Party’s, business with the Company or its affiliates; (b) solicit or attempt to induce any of the Company’s or its affiliates’ employees to leave the employment of the Company or its affiliates as the case may be; (c) induce or attempt to induce any of the Company or its affiliates’ suppliers, vendors or contractors to reduce the business which they do with the Company, or its affiliates; (d) employ or attempt to employ or assist anyone in employing any person who is an employee of the Company or who was an employee of the Company during the previous two (2) year period; (e) take any other action which is intended to be prejudicial to the Company; and (f) without the prior written consent authorized by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of the Company, affect the Parties’ rights with respect to the Akanas Technologies in any manner not involving the Company or a Joint Venture.

(ii)           From the date of this Agreement and for a period of three (3) years following the date upon which this Agreement is terminated pursuant to Article “8” of this Agreement, the Akanas Members and their respective Agents, as the case may be, shall not, anywhere in the world, directly or indirectly, own, manage, join, control, be employed by, or participate in the ownership (other than the ownership of shares of a publicly-held corporation, which shares are equal to no more than one (1%) percent of the issued and outstanding shares of such corporation), operation or control of, or be connected in any manner with, any limited liability company, corporation or other entity which is engaged in the business (a) then conducted by the Company, (b) which the Company plans to conduct at such time or (c) which involves the Akanas Technologies in any manner, including, but not limited to, any products, technologies or patents which are based upon or derived from the Akanas Technologies, whether for his or its own account or as an executive, manager, director, officer, consultant, principal, employee or agent of any other person, firm, limited liability company or corporation.

(iii)           Notwithstanding anything contained in this Paragraph “A” of this Article “14” of this Agreement to the contrary, the provisions of this Paragraph “A” of this Article “14” of this Agreement shall not be construed to prevent the Akanas Members from serving as an officer of, manager of, director of, or consultant to another entity, provided that such activities do not (a) compete either directly or indirectly with the business of the Company or (b) interfere with the discharge of such Party’s duties and obligations pursuant to this Agreement.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           In order to induce the Akanas Members to enter into this Agreement, PharmaHub hereby covenants and agrees on its own behalf and on behalf of each of its Agents that:

(i)           Commencing upon the date of this Agreement and for a period of five (5) years following the date this Agreement is terminated pursuant to Article “8” of this Agreement, neither PharmaHub nor its Agents shall directly or indirectly circumvent, avoid, disavow, obviate or bypass the Company with respect to the Akanas Technologies in any way whatsoever, including, but not limited to (a) induce or attempt to induce any customer or client of the Company or its affiliates or any third party who was introduced to PharmaHub by the Company (collectively, the “Third Party”) to engage in a business transaction with PharmaHub with respect to the Akanas Technologies or to reduce such Third Party’s business with the Company or its affiliates with respect to the Akanas Technologies; (b) solicit or attempt to induce any of the Company or its affiliates’ employees to leave the employment of the Company or its affiliates as the case may be; (c) induce or attempt to induce any of the Company or its affiliates’ suppliers, vendors or contractors to reduce the business which they do with the Company or its affiliates with respect to the Akanas Technologies; (d) employ or attempt to employ or assist anyone in employing any person who is an employee of the Company or who was an employee of the Company  during the previous two (2) year period; (e) take any other action which is intended to be prejudicial to the Company; and (f) without the prior written consent authorized by the affirmative vote of four-fifths (4/5ths) of the Board of Directors of the Company, affect the Parties’ rights with respect to the Akanas Technologies in any manner not involving the Company or a Joint Venture.

(ii)           From the date of this Agreement and for a period of three (3) years following the date upon which this Agreement is terminated pursuant to Article “8” of this Agreement, neither PharmaHub nor its Agents, as the case may be, shall, anywhere in the world, directly or indirectly, own, manage, join, control, be employed by, or participate in the ownership (other than the ownership of shares of a publicly-held corporation, which shares are equal to no more than one (1%) percent of the issued and outstanding shares of such corporation), operation or control of, or be connected in any manner with, any limited liability company, corporation or other entity which is engaged in the business then conducted by the Company or which the Company plans to conduct at such time with respect to the Akanas Technologies, whether for his or its own account or as an executive, manager, director, officer, consultant, principal, employee or agent of any other person, firm, limited liability company or corporation.

(iii)           Due to the nature of PharmaHub’s business, the Parties agree that notwithstanding anything contained in this Paragraph “B” of this Article “14” to the contrary, the provisions of this Paragraph “B” of this Article “14” of this Agreement shall not be construed to prevent PharmaHub or its Agents from serving as an officer of, manager of, director of, or consultant to another entity or making introductions between Third Parties and other entities known to PharmaHub, provided that such activities do not (a) compete either directly or indirectly with the business of the Company with respect to the Akanas Technologies or (b) interfere with the discharge of such Party’s duties and obligations pursuant to this Agreement.

C.           The restrictions which are contained in Paragraphs “A” and “B” of this Article “14” of this Agreement shall apply to any location in the world.  The Parties hereby acknowledge and agree that the Company contemplates operating throughout the world.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

D.           Each Party agrees, on his or its behalf and on behalf of his or its Agents, that the duration and scope for which the provision set forth in Paragraphs “A” and “B” of this Article “14” of this Agreement are to be effective are reasonable.  If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time, or by reason of it being too extensive in any other respect, such agreement or covenant shall be interpreted to extend only over the maximum period of time, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action.  Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part, shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

E.           Any period of time set forth in this Agreement shall not be construed to permit a Party or its Agents to engage in any of the prohibited acts set forth in this Agreement after such period if such acts would otherwise be prohibited by any applicable statute, legal precedent or other agreement among the parties to this Agreement.

15.           Specific Performance; Injunction.  Each party to this Agreement recognizes and acknowledges that each of the other parties hereto shall be irreparably damaged if this Agreement is breached.  Therefore, in the event of any breach by any Party of this Agreement (the “Breaching Party”), each other party to this Agreement (“Non-Breaching Parties”) shall have the right, at his or its election, to obtain equitable relief, including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) prove any actual damage or (iii) prove that money damages would not provide an adequate remedy.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which a Non-Breaching Party may have against the Breaching Party for damages or otherwise.

16.           Legend on Stock Certificates.  All stock certificates representing the Company’s Stock shall have imprinted thereon the following legend:

“This certificate and the shares of stock which it represents are subject to the terms and provisions of a certain Shareholders Agreement (the “Agreement”), dated as of the 14th day of June, 2010, by and among China PharmaHub Corp., David Weaver and Michael Rynkiewicz, a copy of which may be examined at the principal place of business of the Company, and may not be sold, assigned, transferred, pledged or in any manner disposed of or encumbered except in accordance with said Agreement.”

17.           Fiduciary Relationship.       Each Party is a fiduciary to the other and to each of the Company, and each Party shall act in good faith and in the best interests of the other Party and the Company.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

18.           Miscellaneous.

A.           Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.           Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.           Notices.  Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested and first class mail, (ii) overnight delivery with confirmation of delivery, or (iii) electronic mail (“Email”) with an original mailed by first class mail, postage prepaid, addressed as follows:

If to PharmaHub:                                                  China PharmaHub Corp.
20955 Pathfinder Road, Suite 100
Diamond Bar, CA 91765
Attn.: Richard Lui, Chief Executive Officer
Email Address: richard@chnpharmahub.com

With a copy to:                                                     Mintz & Fraade, P.C.
                488 Madison Avenue, Suite 1100
                New York, NY  10022
                Attn.: Frederick M. Mintz, Esq.
                Email Address: fmm@mintzfraade.com

If to Weaver:                                                         Dr. David Weaver
 6 Audubon Drive,
 Chestnut Hill, Massachusetts 02467
 Email Address: david.weaver.t@gmail.com

With a copy to:                                                     _________________________
                 _________________________
                 _________________________
                 _________________________
                 Attn.:
                 Email Address:

If to Rynkiewicz                                                    Dr. Michael Rynkiewicz
1 Longfellow Place, Apt. 1017
Boston, Massachusetts 02114
Email Address: mjrynkie@yahoo.com

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

With a copy to:                                                     _________________________
                 _________________________
                 _________________________
                 _________________________
                 Attn.:
                 Email Address:

If to the Company:
1 Broadway, 14th Floor,
 Cambridge, Massachusetts 02142
                 Attn.:
 Email Address:

With a copy to:                                                     _________________________
                 _________________________
                 _________________________
                 _________________________
                 Attn.:
                 Email Address:

or in each case to such other address and Email address as shall have last been furnished by like notice.  If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this Paragraph "C" of this Article “18” of this Agreement are not otherwise available, notice shall be hand-delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by Email shall be deemed to have been given as of the date sent by Email if a copy of such notice is also mailed by first class mail on the date sent by Email; if the date of mailing is not the same as the date of sending by Email, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

D.           Governing Law; Disputes.  In view of the fact that: (i) PharmaHub is a Nevada corporation, and (ii) the Akanas Members reside in Massachusetts, the parties agree that in the interest of providing for a choice of law which shall not unduly favor any one Party over the other Parties, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.  Except as otherwise provided in Article “15” of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York County, New York.  Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The parties specifically designate the courts in the State of New York, County of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.  The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “18” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in the State of New York, County of New York.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E.           Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.

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F.           Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

G.           Entire Agreement.  This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

H.           Further Assurances.  The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

I.           Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.           Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other breach of this Agreement.

K.           Counterparts.                                This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.           Facsimile and Email Signatures.  Any signature which is delivered via facsimile or via Email in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

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M.           Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

N.           Exhibits.  All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

O.           Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if it is determined that any provision of this Agreement shall in any way violate or become invalid or unenforceable pursuant to any applicable law, such determination shall not affect the validity or enforceability of the remainder of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

China PharmaHub Corp.

By: ________________________________
       Richard Lui, Chief Executive Officer

      ____________________________________
      David Weaver

      ____________________________________
      Michael Rynkiewicz

      [Company]

                                      __________________________

By: ________________________________
        Title:

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EXHIBIT LIST

A.	Patents

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EXHIBIT A

PATENTS

“Patents” shall mean the following patent, patent applications, patents issuing from the following applications, and all patents which are reissues, reexaminations, extensions, continuations or divisionals of any of the following patent or patents issuing from the following applications:

o	1. United States, Patent Application No. 12,293,926, filed March 21, 2006, , titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	2.International Patent Application No. WO 2007/0109742, filed December 18, 2008, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	3.“Europe Patent” Patent Application No.7759047.9 filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	4.“Japan Patent” Patent Application No. 2009-501723, filed November 25, 2008, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	5.“Canada Patent” Patent Application No. 2647380 , filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	6.“Australia Patent” Patent Application No. 2007226856 , filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	7.“China EGFR Patent 2”, Application No. C92640-200910237804.2, filed November 18, 2009, titled “[EGFR c2]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	8.“China EGFR Patent 3”, Application No. C92639-200910237802.3, filed November 18, 2009, titled “[EGFR c3]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	9.“China EGFR Patent 8”, Application No. C92641-200910237803.8, filed November 18, 2009, titled “[EGFR c8]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

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EXHIBIT B

PharmaHub agrees that it shall satisfy the following obligations in accordance with the terms of Paragraph “A” of Article “3” of this Agreement:

o	1. David Weaver: Current Balance for Legal Expenses for Akanas Technology: $17737.10 through May 28, 2010; canceled checks

o	2. Michael Rynkiewicz: Current Balance for Legal Expenses for Akanas Technology: $1250. Through May 28, 2010; cancelled checks

o	3. Burns and Levinson LLP: Current balance: $49220.4 through Invoices #730654 dated May 13, 2010

o	4. FRKelly [European Union Law Firm] Current balance: $_____________ through Invoice #________ dated _________, 2010

o	5.Ogilvy Renault [Canada Law Firm] Current balance: $_____________ through Invoice #________ dated _________, 2010

o	6.AJPark [Australian Law Firm] Current balance: $_____________ through Invoice #________ dated _________, 2010

o	7.Hiroe and Associates [Japan Law Firm] Current balance: $226.18 through Invoice #________ dated _________, 2010

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B-1

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EXHIBIT C

PharmaHub agrees that it shall reimburse the following approved costs incurred by the Akanas Members in accordance with the terms of Paragraph “B” of Article “3” of this Agreement:

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C-1

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EXHIBIT D

PATENTS

“Patents” shall mean the following patent, patent applications, patents issuing from the following applications, and all patents which are reissues, reexaminations, extensions, continuations or divisionals of any of the following patent or patents issuing from the following applications:

o	1. United States, Patent Application No. 12,293,926, filed March 21, 2006, , titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	2.International Patent Application No. WO 2007/0109742, filed December 18, 2008, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	3.“Europe Patent” Patent Application No.7759047.9 filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	4.“Japan Patent” Patent Application No. 2009-501723, filed November 25, 2008, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	5.“Canada Patent” Patent Application No. 2647380 , filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	6.“Australia Patent” Patent Application No. 2007226856 , filed March 21, 2007, titled “Compositions and methods for humanizing antibodies” Inventor: David Weaver, Michael Rynkiewicz

o	7.“China EGFR Patent 2”, Application No. C92640-200910237804.2, filed November 18, 2009, titled “[EGFR c2]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	8.“China EGFR Patent 3”, Application No. C92639-200910237802.3, filed November 18, 2009, titled “[EGFR c3]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	9.“China EGFR Patent 8”, Application No. C92641-200910237803.8, filed November 18, 2009, titled “[EGFR c8]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

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D-1

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EXHIBIT E

FORM OF LICENSE AGREEMENT

EXCLUSIVE LICENSE AGREEMENT
BETWEEN
[NEW AKANAS]
AND
[T-1 USA]

This AGREEMENT (this “Agreement”), dated as of the ___ day of June, 2010, is entered into by and between [New Akanas] a Nevada corporation with an address at 1 Broadway, 14th Floor, Cambridge, Massachusetts 02142 (the “Licensor”), and [T-1 USA] a Nevada corporation with an address at 1 Broadway, 14th Floor, Cambridge, Massachusetts 02142 (the “Licensee”; the Licensor and the Licensee are hereinafter referred to as the “Parties”).

WHEREAS, the Licensor is the owner of the Intellectual Property (as hereinafter defined in Paragraph “E” of Article “2” of this Agreement);

WHEREAS, the Licensee is desirous of obtaining from the Licensor the rights to utilize the Intellectual Property, including, but not limited to, the Patents (as hereinafter defined in Paragraph “F” of Article “2” of this Agreement) in the development of Technologies (as hereinafter defined in Paragraph “I” of Article “2” of this Agreement), and Products (as hereinafter defined in Paragraph “G” of Article “2” of this Agreement);

WHEREAS, the Licensor is willing to grant to the Licensee an exclusive right to utilize the Intellectual Property upon the terms and conditions hereinafter set forth.

NOW THEREFORE in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged,

IT IS AGREED:

1.           Recitals Adopted.                                 The parties hereto adopt as part of this Agreement each of the recitals which is set forth in the WHEREAS clauses, and agree that such recitals shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement.  Such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.           Certain Definitions.  The following terms as used in this Agreement shall, unless specifically indicated otherwise in this Agreement, have the following meanings:

A.           “Affiliate” shall mean any corporation or other business entity in which the Licensee owns or controls, directly or indirectly, at least ten (10%) percent of the outstanding stock or other voting rights entitled to elect directors, or with respect to which the Licensee is owned or controlled directly or indirectly by at least ten (10%) percent of the outstanding stock or other voting rights entitled to elect directors; provided, however, that in any country where the local law does not permit foreign equity participation of at least ten (10%) percent, an “Affiliate” shall include any company in which the Licensee owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law in such foreign jurisdiction.

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B.           “Contract Year” shall mean the one year period commencing on July 1, 2010.  Each subsequent Contract Year shall commence upon the annual anniversary date of July 1.

C.           “Dollars” shall mean United States Dollars.

D.           “Net Sales” shall mean ninety five (95%) percent of the total of the gross invoice prices of Products sold by the Licensee, its Sublicensees or its Affiliates, or any combination thereof which are received by the Licensee, its Sublicensees or its Affiliates, or any combination thereof.

E.           “Intellectual Property” shall mean all information which is the property of the Licensor which is (i) necessary for the development, marketing and use of Technologies and Products, including, but not limited to the Patents, information and data with respect to the use of the Technologies, and (ii) utilized by the Licensor in obtaining required governmental approvals.

“Intellectual Property” shall include, but shall not be limited to, all of the following in the United States and worldwide (regardless of whether presently owned or owned by the Licensor in the future): (i) Patents (ii) servicemarks, (iii) trade names, (iv) trade dress, (v) logos, (vi) copyrights, (vii) rights of authorship, (viii) inventions, (ix) moral rights, (x) applications, registrations and renewals in connection with any of the foregoing, (xi) database rights, (xii) rights of publicity, privacy and/or rights to enforce defamation claims, (xiii) rights under unfair competition and unfair trade practices laws, (xiv) other intellectual and industrial property rights related thereto, and (xv) all trade secrets, or other proprietary rights, currently owned or held or to be owned or held in the future by the Licensor, as well as any and all Products and Technology.

F.           “Patents” shall mean only the Letters Patent, patent applications and compositions which are described on Exhibit “A”, which is annexed hereto and made a part hereof, and which Letters Patent and patent applications are filed with the United States Patent and Trademark Office or equivalent foreign authorities, any patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a division) of any of the foregoing applications, and any patent issued or issuing upon any of the foregoing applications.

G.           “Products” shall mean any products, including, but not limited to, any pharmaceutical drugs, which are developed utilizing the Intellectual Property, or any part thereof.

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H.           “Sublicensee” shall mean any entity which (i) develops Products based upon Intellectual Property sublicensed to it by the Licensee, (ii) distributes units of the Products sold to it by the Licensee, or (iii) utilizes the Technologies sublicensed to it by the Licensee, pursuant to, and subject to, the terms of this Agreement.

I.           “Technologies” shall mean all technologies which are developed utilizing the Intellectual Property, including, but not limited to, the Patents, or any part thereof.  Said Technologies shall include, but shall not be limited to, certain technical trade secrets and business know-how regardless of whether presently owned or owned in the future by the Licensor.  In addition to patents granted in the United States, the Technologies may in the future be granted patents which are owned by the Licensor in other countries.

J.           “Territory” shall mean the geographic area listed on Exhibit “B” which is annexed hereto and made a part hereof.

3.           Exclusivity and Rights to Distribution.

A.           Subject to the Licensee's compliance with the terms of this Agreement, the Licensor hereby grants to the Licensee during the Term (as hereinafter defined in Article “10” of this Agreement), a non-assignable, non-transferable exclusive right to use the Intellectual Property for any legal purpose, including, but not limited to, research using the Patents in order to develop Technologies and Products, the manufacture and sale of Products, the sublicense to third parties of such Technologies, and the sublicense to third parties of the rights to manufacture and sell such Products.

B.           The Licensee shall have the right to retain and utilize Sublicensees; provided, however, that as a condition of any such Sublicensee being retained and/or utilized, the Licensee must (1) obtain the written consent of the Licensor, which consent shall not be unreasonably withheld, and (2) each such Sublicensee shall execute an agreement mutually agreed upon by the Licensor and Licensee to be bound by the terms and conditions of this Agreement..

C.           The Licensee or any Sublicensee shall be responsible for any costs which it incurs with respect to any research involving, manufacture or sale of Products involving, sublicense of Technologies involving, or other use of, the Patents.

4.           Payments For The License.  The Licensee shall be required to pay to the Licensor the fees and reimbursements which are set forth on Exhibit “C” which is annexed hereto and made a part hereof.

5.           Royalties.

A.           The Licensee shall be required to pay the Licensor the following:

(i)           a royalty equal to one-half (0.5%) percent of all Net Sales of the Products by the Licensee, its Sublicensees or its Affiliates, or any combination thereof; and

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(ii)          a royalty equal to one-half (0.5%) percent of all other revenues received by the Licensee with respect to the Intellectual Property, including, but not limited to, sublicense fees other than payments from Net Sales.  “Royalties” shall mean the sum of “(i)” and “(ii)” of this Paragraph “A” of this Article “5” of this Agreement.

B.           The Licensee shall pay the Royalties with respect to each calendar quarter to Licensor within fifteen (15) days after the end of such calendar quarter.

6.           Taxes.  The Licensee agrees that it is responsible for the payment of any and all taxes, excises, assessments, levies, imports, duties, costs, charges and penalties (except for income taxes imposed upon the Licensor) which are imposed in connection with this Agreement.

7.           Record Keeping, Reports.

A.           Simultaneously with each payment set forth in Article “5” of this Agreement, the Licensee shall furnish the Licensor with a detailed statement, certified to be true and correct by both its president and another executive officer, provided that the president and such other executive officer are not the same person, setting forth with respect to such calendar quarter period: (i) all Net Sales of Products by the Licensee, or its Sublicensees or Affiliates (ii) all sublicenses of the Intellectual Property, including, but not limited to, sublicenses with respect to Technologies or Products (iii) all revenues derived from sublicenses of the Intellectual Property, including, but not limited to, sublicenses with respect to Technologies or Products, (iv) all other revenues received by the Licensee with respect to the Intellectual Property, (v) any trade discounts and allowances, and (vi) all credits for returned units of the Products and other similar adjustments together with copies of documents which support the detailed statement.

B.           The Licensee shall maintain true, complete, and correct books of account and records of all transactions within the scope of this Agreement, in accordance with generally accepted accounting principles, to enable the Licensor to ascertain all amounts received from the sublicense of Technologies and the sale of Products pursuant to this Agreement.  The Licensor and/or its duly authorized representatives shall have the right, during regular business hours, for the duration of this Agreement and for three (3) years thereafter, to examine said books of account and records and all other documents (including, but not limited to, sales invoices) and material in the possession or under the control of the Licensee with respect to this Agreement and its activities pursuant to this Agreement; and the Licensor shall have free and full access thereto for said purposes and for the purpose of making extracts therefrom.  The Licensor shall have the right at such inspection to examine all information pertinent to this Agreement dating from the commencement date of this Agreement.

C.           If, upon an examination, it is revealed that there is due and owing by the Licensee an amount which exceeds, by two (2%) percent or more, the amount which was paid to the Licensor with respect to any Contract Year, then the entire cost of the examination shall be borne by the Licensee.  For example, if the Licensor were paid one million ($1,000,000) dollars, and the audit reveals that the Licensee owes the Licensor an additional forty thousand ($40,000) dollars (or four (4%) percent of the one million ($1,000,000) dollars which the Licensor was paid), the Licensee shall bear the entire cost of the examination.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

8.           The Licensor’s Representations, Warranties and Covenants.  The Licensor represents, warrants, and covenants to the Licensee that:

A.           Corporate Status.  The Licensor is a corporation with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted.

B.           Absence of Conflicts.  The Licensor’s execution and delivery of this Agreement and the consummation by the Licensor of the transactions set forth in this Agreement do not and shall not cause it to violate or contravene any provision of law or any governmental rule or regulation.

C.           Authority.  The Licensor has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Licensor and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Licensor's Board of Directors, and no further authorization shall be necessary on the part of the Licensor for the performance and consummation by the Licensor of the transactions contemplated hereby.  The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.

D.           Compliance with the Law and Other Instruments.  The business and operations of the Licensor have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensor or its properties, assets, businesses or prospects.  The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensor or cause an acceleration under any arrangement, agreement or other instrument to which the Licensor is a party or by which any of its assets are bound.  The Licensor has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement, contract, or commitment.  The Licensee shall be obligated to ensure that it is conducting business in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensee with respect to the Territory.

E.           Intellectual Property.  The Licensor is the sole and exclusive owner of the Intellectual Property and has the sole and exclusive right to license the use thereof to the Licensee, whether within or outside the Territory.  The Licensor has no knowledge that any of the Intellectual Property infringes on any trademark, trade name, servicemark, copyright or patent or any trade secret or other proprietary right of any other person.  The Licensor does not know or have any reason to believe that there are any claims of any third parties with respect to the use of any of the Intellectual Property within the Territory.

F.           Right to Use.  The Licensor has not granted and shall not, during the Term, grant, directly or indirectly, to any other person any right or license (whether current, future, contingent or otherwise) to use the Intellectual Property within the Territory.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

G.           No Approval.  No approval of any third party including, but not limited to, any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

H.           Survival.  The covenants, representations and warranties made by the Licensor in or in connection with this Agreement shall survive the execution and delivery of this Agreement and shall survive its termination, and shall continue in full force and effect after its termination, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Licensor and inure to the Licensee, its successors and assigns.

I.           Complete Disclosure.  The Licensor has no knowledge that any covenant, representation or warranty of the Licensor which is contained in this Agreement or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

J.           Notification of an Event.  If, during the Term, any event occurs or any event known to the Licensor relating to or affecting the Licensor shall occur as a result of which (i) any provision of this Article “8” of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article “8” of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Licensor shall immediately notify the Licensee pursuant to Paragraph “C” of Article “24” of this Agreement.

K.           No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of a covenant, representation or warranty that the Licensee knew or had reason to know that any covenant, representation or warranty in this Agreement contained untrue statements.

9.           The Licensee’s Representations, Warranties and Covenants.  The Licensee represents, warrants and covenants to the Licensor as follows:

A.           Corporate Status.  The Licensee is a corporation with all of the requisite power and authority to carry on its businesses as presently conducted in all jurisdictions where presently conducted.

B.           Absence of Conflicts.  The Licensee’s execution and delivery of this Agreement and the consummation by the Licensee of the transactions set forth in this Agreement do not and shall not cause it to violate or contravene any provision of law or any governmental rule or regulation.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

C.           Authority.  The Licensee has the full right, power and legal capacity to enter into this Agreement and to consummate the transactions contemplated herein.  The execution and delivery of this Agreement by the Licensee and the consummation by it of the transactions contemplated hereby have been duly approved and authorized by all necessary action of the Licensee's Board of Directors, and no further authorization shall be necessary on the part of the Licensee for the performance and consummation by the Licensee of the transactions contemplated hereby.  The execution, delivery and performance of this Agreement in accordance with its terms does not and shall not require approval, consent or authorization of any governmental agency or authority or any political subdivision thereof.  The Licensee knows of no laws, decrees, ordinances, agreements or contracts, whether written or oral, which would prevent it from entering into this Agreement and to consummate the transactions contemplated herein.  This Agreement constitutes the legal, valid and binding obligation of the Licensee and is enforceable as to the Licensee in accordance with the terms hereof, subject to the enforcement of remedies by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity.

D.           Compliance with the Laws and Other Instruments.  The business and operations of the Licensee have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensee or its properties, assets, businesses or prospects.  The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensee or cause an acceleration under any arrangement, agreement or other instrument to which the Licensee is a party or by which any of its assets are bound.  The Licensee has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement contract, or commitment.  The Licensee acknowledges and agrees that it shall be obligated to ensure that it is conducting business in accordance with all applicable laws, rules, and regulations of all authorities which affect the Licensee with respect to the Territory

E.           Right to Use.  The Licensee shall not grant, directly or indirectly, to any other person other than a Sublicensee any right or license to use any Intellectual Property within the Territory.

F.           No Approval.  No approval of any third party including, but not limited to, any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

G.           Survival.  The covenants, representations and warranties made by the Licensee in or in connection with this Agreement shall survive the execution and delivery of this Agreement and shall survive its termination, and shall continue in full force and effect after its termination, it being agreed and understood that each of such covenants, representations and warranties is of the essence of this Agreement and the same shall be binding upon the Licensee and inure to the Licensor, its successors and assigns.

H.           Complete Disclosure.  The Licensee has no knowledge that any covenant, representation or warranty of the Licensee which is contained in this Agreement or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, not misleading.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

I.           Notification of an Event.  If, during the Term, any event occurs or any event known to the Licensee relating to or affecting the Licensee shall occur as a result of which (i) any provision of this Article “9” of this Agreement at that time shall include an untrue statement of a fact, or (ii) this Article “9” of this Agreement shall omit to state any fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading, the Licensee shall immediately notify the Licensor pursuant to Paragraph “C” of Article “24” of this Agreement.

J.           No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of a covenant, representation or warranty that the Licensor knew or had reason to know that any covenant, representation or warranty in this Agreement contained untrue statements.

10.           Term.  Subject to the provisions of Article “13” of this Agreement, the Term of this Agreement shall be perpetual.

11.           Warranties.  THE LICENSOR HEREBY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES AND GUARANTIES WITH RESPECT TO THE INTELLECTUAL PROPERTY WHICH IS THE SUBJECT OF THIS AGREEMENT, WHETHER WRITTEN, ORAL, IMPLIED OR INFERRED BY TRADE, CUSTOM OR PRACTICE, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  THE LICENSOR SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR DAMAGES OF ANY KIND, WHETHER DIRECT, CONSEQUENTIAL OR OTHERWISE RELATING TO THE INTELLECTUAL PROPERTY.

12.           Force Majeure.  The Parties shall not be responsible for any failure or delay in performing any of their respective obligations pursuant to this Agreement due to causes beyond their control, including, but not limited to, fire, storm, flood, earthquake, explosion, accident, acts of a public enemy, war (whether or not declared), rebellion, insurrection, sabotage, acts of terrorism, epidemic, quarantine restrictions, labor disputes or controversies, labor shortages, transportation embargoes or failures or delays in transportation, fuel or energy shortages, power interruptions or failures, acts of God, acts, rules, regulations, orders or directives of any government or any political subdivision, agency or instrumentality thereof, or the order of any court or regulatory or arbitral body of competent jurisdiction.

13.           Termination.

A.           Notwithstanding anything in this Agreement to the contrary, the Licensor shall have the right to terminate this Agreement upon written notice of ten (10) days pursuant to Paragraph “C” of Article “18” of this Agreement if, the Licensee shall at any time default in the performance of any of its obligations under, or otherwise commit any breach of this Agreement, unless within thirty (30) days after receipt of written notice of such default in accordance with Paragraph “C” of Article “24” of this Agreement the Licensee cures such default, or, if there is a default which cannot, with due diligence, be cured within thirty (30) days, the Licensee institutes within thirty (30) days steps reasonably necessary to remedy the default and thereafter diligently prosecutes same to completion.  The right of the Licensor to terminate this Agreement pursuant to this Article “13” of this Agreement or otherwise shall be in addition to and not exclusive of any other right or remedy that may exist at law, equity or otherwise, that the Licensor may possess pursuant to this Agreement, all of which rights and remedies shall survive such termination.  The Licensor shall be required to provide the Licensee with written notice of default on no more than three (3) occasions during any Contract Year during the Term.  After such three (3) occasions, the Licensor shall no longer be required to give notice to the Licensee and the Licensor shall have the right to immediately terminate this Agreement if the Licensee shall fail to perform any of its obligations pursuant to, or otherwise commit any breach of, this Agreement.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           Notwithstanding the provisions of Paragraph “A” of this Article “13” of this Agreement, the Licensor shall have the right to terminate this Agreement upon written notice of ten (10) days pursuant to Paragraph “C” of Article “24” of this Agreement if:

(i)           The Licensee fails to make any payments due to the Licensor when due;

(ii)          Any representation or warranty of the Licensee contained in this Agreement is untrue when made;

(iii)         The Licensee admits in writing its inability to pay its debts as they mature;

(iv)         The Licensee files a petition in bankruptcy;

(v)          The Licensee makes an assignment for the benefit of its creditors;

(vi)         The Licensee consents to the appointment of, or possession by, a custodian for itself or for all or substantially all of its property;

(vii)        A petition in bankruptcy is filed with the consent of the Licensee;

(viii)       The Licensee fails to have a petition in bankruptcy which was filed without its consent dismissed within sixty (60) days from the date upon which such petition was filed;

(ix)           Notwithstanding the sixty (60) day in Subparagraph “(viii)” of this Paragraph “B” of this Article “13” of this Agreement, the Licensee is adjudicated bankrupt on a petition in bankruptcy filed against it;

(x)           A court of competent jurisdiction enters a final non-appealable order, judgment or decree appointing, without the consent of the Licensee, a receiver, trustee or custodian for the Licensee or for all or substantially all of the property or assets of the Licensee;

(xi)           A proceeding is commenced to foreclose the security interest in, or lien on, any property or assets to satisfy the security interest or lien therein of any creditor of the Licensee;

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

(xii)           A court of competent jurisdiction enters a final judgment for the payment of money against the Licensee, which judgment the Licensee shall not discharge (or provide for such discharge) in accordance with its terms within sixty (60) days of the date of entry thereof, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and, within such sixty (60) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

(xiii)          There is an imposition of any attachment or levy, or an issuance of any note of eviction against the assets or properties of the Licensee; or

14.           Effect of Termination.  The termination of this Agreement for any reason shall not release any party from any liability, obligation or agreement that, pursuant to any provision of this Agreement, is intended to survive or be performed after the termination of this Agreement.

15.           Inventions or Improvements by the Licensee.  If, during the Term, the Licensee makes any improvements in the Intellectual Property, including, but not limited to any Product or Technology, or the mode of using them, or becomes the owner of any such improvements either through Patents or otherwise, then it shall and hereby does assign all right, title and interest in such improvements to the Licensor (without cost to the Licensor) and shall give the Licensor full information with respect to the mode of using them.  However, during the Term, the Licensee shall be entitled to use the same with all rights which are hereby granted to the Licensee with respect to the Intellectual Property.  The Licensee shall also provide the Licensor with any and all test results arising from tests with respect to any Intellectual Property as soon as such results are available.

16.           Ownership of Intellectual Property.  All Intellectual Property shall be the exclusive property of the Licensor.

17.           Uses of Intellectual Property.

A.           Patents.  The Licensee may, only with the express written consent of the Licensor and at its own expense, apply for patents in any country on any discovery or invention which Licensee or its employees shall have obtained prior to the termination of this Agreement with respect to the Intellectual Property, Technology or Product.  The Licensee shall notify the Licensor of its intention, keep the Licensor currently informed of its activities with respect thereto, and provide the Licensor with copies of patent applications and amendments thereto, patent office communications, and other relevant papers.  All such patent applications shall be submitted in the Licensor’s name; provided, however, that if such patent application cannot be submitted in the Licensor’s name, then such patent application and any patents issued pursuant to such patent application shall be assigned to the Licensor without cost to the Licensor.

B.           Nothing contained in this Agreement shall be construed as conferring upon the Licensee or any of its Sublicensees or customers, directly or by implication, estoppel or otherwise, any additional license under any trade secrets or know-how of the Licensor, and no such license or other rights shall arise from this Agreement or from any acts, statements or dealings resulting from or relating to, this Agreement.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

C.           The Licensor assumes no liability to the Licensee or to third parties with respect to the use of the Intellectual Property licensed to the Licensee pursuant to this Agreement.

18.           Licensor’s Exclusive Rights, Title and Interest in and to Intellectual Property.

A.           The Licensee acknowledges the Licensor's exclusive right, title and interest in and to the Intellectual Property, and shall not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title and interest.  The Licensee shall not in any manner represent that it has any ownership in the Intellectual Property, and the Licensee acknowledges that use of the Intellectual Property, shall not create in the Licensee's favor any right, title or interest in or to the Intellectual Property other than as expressly provided in this Agreement.

B.           If the applicable Intellectual Property law requires, the Licensor shall make application to register the Licensee as a Permitted User or Registered User of the Intellectual Property and if necessary, the Licensee undertakes to join in such application and to execute any such documents and to take such action as may be necessary to implement such application.

C.           The Licensee acknowledges that the use of the Intellectual Property shall not create in the Licensee any right, title or interest in or to the Intellectual Property other than as expressly provided in this Agreement.

D.           Upon termination of this Agreement in any manner as provided in this Agreement, the Licensee shall cease and desist from all use of the Intellectual Property in any manner.

19.           Nondisclosure of Confidential Information.

A.           As used in this Agreement, “Confidential Information” shall mean oral or written information which is directly or indirectly presented to the Licensee, its past, present or future subsidiaries, parents, officers, consultants, attorneys, agents and its and their respective Immediate Families (hereinafter defined; all of the foregoing are hereinafter collectively referred to as “Agents”) by the Licensor, including, but not limited to, information which is developed, conceived or created by the Licensor, or disclosed to the Licensee or its Agents or known by or conceived or created by the Licensee or its Agents during the Term or after the termination of this Agreement if disclosed to the Licensee or its Agents or known by or conceived or created by the Licensee or its Agents as a result of this Agreement, with respect to the Licensor, its business or any of its products, processes, and other services relating thereto relating to the past or present business or any plans with respect to future business of the Licensor, or relating to the past or present business of a third party or plans with respect to future business of a third party which are disclosed to the Licensor. “Immediate Family” shall include the following: (i) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (ii) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person.  For purposes of this Agreement, an Immediate Family shall also be deemed to include any affiliate of a member of that Immediate Family, as defined in Rule 405 of the Securities Act of 1933, as amended, and any trust created for the benefit of one or more persons in that Immediate Family.  Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services, whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs, source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of the Licensor that the Licensor informs the Licensee or its Agents or the Licensee or its Agents should know, by virtue of its or their position or the circumstances in which the Licensee or its Agents learned such other information, is to be kept confidential including, but not limited to, any information acquired by the Licensee or its Agents from any sources prior to the commencement of this Agreement.  Confidential Information also includes similar information obtained by the Licensor in confidence from its vendors, licensors, licensees, customers and/or clients.  Confidential Information may or may not be labeled as confidential.

N:\Clients\China PharmaHub\Akanas\Definitive Agreement\Definitive Agreement v.f.3.doc

“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

B.           Except as required in the performance of the Licensee’s or its Agents’ obligations pursuant to this Agreement, neither the Licensee nor its Agents shall, during or after the Term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity.  The Licensee or its Agents shall take reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction.  Information shall not be considered Confidential Information if it: (i) is at the time of disclosure or thereafter a part of the public domain without breach of this Agreement by the Licensee or its Agents; provided, however, that the act of copyrighting shall not cause or be construed as causing the copyrighted materials to be in the public domain, (ii) is disclosed as reasonably required in a proceeding to enforce the Licensee’s rights under this Agreement or (iii) is disclosed as required by court order or applicable law; provided, however, that if either the Licensee or its Agents is legally requested or required by court order or applicable law, including, but not limited to, by oral question, interrogatories, request for information or documents, subpoenas, civil investigative demand or similar process to disclose any Confidential Information, the Licensee or its Agents, as the case may be, shall promptly notify the Licensor of such request or requirement so that the Licensor may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, the Licensee and its Agents agree to furnish only that portion of the Confidential Information which they are advised by their respective counsels is legally required.

C.           Upon termination of this Agreement for any reason or at any time upon request of the Licensor, the Licensee and its Agents agree to deliver to the Licensor all materials of any nature which are in the Licensee’s or its Agents’ possession or control and which are or contain Confidential Information, Work Product or Work Products (hereinafter defined), or which are otherwise the property of the Licensor or any vendor, licensor, licensee, customer or client of the Licensor, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes.  The Licensee and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information and such destruction shall be confirmed to the Licensor in writing by an officer of the Licensee and/or its Agents.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

D.           All ideas, inventions, discoveries or improvements, whether patentable or not, conceived by the Licensee or its Agents (alone or with others) during the Term (“Work Products”) shall be the exclusive property of and assigned to the Licensor or as the Licensor may direct without compensation to the Licensee or its Agents.  Any records with respect to the foregoing shall be the sole and exclusive property of the Licensor and the Licensee or its Agents shall surrender possession of such records to the Licensor upon termination of this Agreement.  Any Work Product shall be deemed incorporated in the definition of Confidential Information for all purposes hereunder.

E.           Neither the Licensee nor its Agents shall assert any rights with respect to the Licensor, its business, or any of its products, processes and other services relating thereto, Work Product or any Confidential Information as having been acquired or known by the Licensee or its Agents prior to the commencement of the Term.

20.           Protection of Intellectual Property; Indemnification; Defense; Products Liability.

A.           If the Licensee learns of any infringement of any Intellectual Property or imitation or counterfeiting of any Product, Licensee shall promptly notify the Licensor of such information.  Upon learning of such information, the Licensor shall take such action as it deems advisable in its sole and absolute discretion for the protection of the Intellectual Property.

B.           In order to induce the Licensor to enter into this Agreement and to consummate the transactions contemplated by this Agreement and all of the Exhibits which are annexed hereto and made a part hereof, the Licensee agrees, on its own behalf and on behalf of its Agents (with the exception of the Licensor), that neither the Licensee, nor any of its Agents, shall during the Term and, for a period of five (5) years from the date of termination of this Agreement, (i) manufacture any competing product, (ii) sell or market any product which competes either directly or indirectly with the Product, or (iii) directly or indirectly own, manage, participate in the operation or control of, or be connected as an officer, director, shareholder, partner, consultant, owner, employee, agent, lender, donor, vendor or otherwise, or have any financial interest in or aid or assist anyone else in the conduct of any competing entity which manufactures, distributes or offers for sale goods similar to the Product to any competing entity.  The Licensee further agrees, on its own behalf and on behalf of its Agents, that they shall not during the Term and for a period of five (5) years from the date of termination of this Agreement (i) personally, or cause others to personally induce or attempt to induce any employee to terminate their employment with the Licensor; (ii) interfere with or disrupt the Licensor's relationship with its suppliers, vendors, customers or employees; or (iii) solicit or entice any person to leave their employ with the Licensor.  For the purposes herewith, the term “competing entity” shall mean any business or enterprise of any and every kind whatsoever which is engaged in the manufacture, distribution or sale of goods similar or having a similar purpose to the Product, anywhere in the world.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

C.           The Licensee agrees, on its behalf and on behalf of its Agents, that the duration, scope and geographic area for which the provisions set forth in Paragraph “B” of this Article “20” of this Agreement are to be effective are reasonable.  If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time or over too great a geographical area, or by reason of it being too extensive in any other respect, such agreement or covenant shall be interpreted to extend only over the maximum period of time and geographical area, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action.  Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part, shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

D.           Any period of time set forth in this Agreement shall not be construed to permit the Licensee or its Agents to engage in any of the prohibited acts set forth in this Agreement after such period if such acts would otherwise be prohibited by any applicable statute or legal precedent.

21.           Indemnification.

A.           Indemnification by the Licensee.  In order to induce the Licensor to enter into this Agreement and to consummate the transactions contemplated by this Agreement and all of the Exhibits which are annexed hereto and made a part hereof, the Licensee does hereby indemnify, protect, defend and save and hold harmless the Licensor and each of its shareholders, affiliates, officers, directors, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing (“Indemnified Parties”), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Licensee of the representations, warranties and covenants set forth in Article “9” of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Licensee of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

B.           Indemnification by the Licensor.  In order to induce the Licensee to enter into this Agreement and to consummate the transactions contemplated by this Agreement and all of the Exhibits which are annexed hereto and made a part hereof, the Licensor does hereby indemnify, protect, defend and save and hold harmless the Licensee and each of its members, affiliates, officers, managers, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing (“Indemnified Parties”), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by the Licensor of the representations, warranties and covenants set forth in Article “8” of this Agreement or in any documents delivered pursuant hereto, or of a breach by the Licensor of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

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C.           Reasonable Costs, Etc.  The indemnification, which is set forth in this Article “21” of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

D.           Third Party Claims.  If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the “Claim”) is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the “Indemnifying Party”), then the Indemnified Party within twenty-one (21) days after such Indemnified Party's receipt of the Claim, shall notify the Indemnifying Party pursuant to Paragraph “C” of Article “24” of this Agreement which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the “Claim Notice”).  The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand.  Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifying the Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to Paragraph “C” of Article “24” of this Agreement (such notice to control the defense is hereinafter referred to as the “Defense Notice”).  The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article “21” of this Agreement except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party.  The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim.  All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party.  If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense).  The Indemnified Party shall not settle the Claim.  If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “24” of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “24” of this Agreement shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense).  Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that if any settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement.  Notwithstanding the foregoing provisions of this Article “21” of this Agreement, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article “21” of this Agreement, the Indemnifying Party shall execute an agreement, in the form annexed hereto and made a part hereof as Exhibit “D”, acknowledging its liability for indemnification pursuant to this Article “21” of this Agreement.  Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

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22.           Equitable Relief.  If the Licensee breaches this Agreement, the Licensor shall have the right, at its election, to obtain equitable relief including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) to prove any actual damage or (iii) to prove that money damages would not provide an adequate remedy.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which the Licensor may have for damages or otherwise.

23.           No Agency.  Except as provided for in this Agreement, neither party is the legal representative or agent of, or has the power to obligate the other for any purpose whatsoever; and no partnership, joint venture, agent, fiduciary, or employment relationship is intended or created by reason of this Agreement.  It is the intent of the parties hereto that each party shall be an independent contractor of the other.  Neither has the authority to assume or create any obligation or liability, express or implied, upon the other’s behalf or in its name or to bind the other in any manner whatsoever.  The Licensee shall not sign any document as an authorized person of the Licensor and none of its employees or members shall hold themselves out as officers, directors, or shareholders of the Licensor, or as otherwise having any authority to enter into contracts binding upon the Licensor, or to create any obligations on the part of the Licensor.  The Licensor shall not sign any document as an authorized person of the Licensee and none of its employees or shareholders shall hold themselves out as officers, managers, or members of the Licensee, or as otherwise having any authority to enter into contracts binding upon the Licensee, or to create any obligations on the part of the Licensee.

24.           Miscellaneous.

A.           Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.           Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.           Notices.  Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery, or (iii) electronic mail (“Email”) with an original mailed by first class mail, postage prepaid, addressed as follows:

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If to the Licensor:                                                 [New Akanas]
1 Broadway, 14th Floor
 Cambridge, MA 02142
 Attn.: ____________________
 Email Address: _______________________

With a copy to:                                                     Mintz & Fraade, P.C.
                488 Madison Avenue, Suite 1100
                 New York, NY  10022
                 Attn.: Frederick M. Mintz, Esq.
                 Email Address: fmm@mintzfraade.com

If to the Licensee:                                                 [T-1 USA]
1 Broadway, 14th Floor
 Cambridge, MA 02142
 Attn.: ____________________
 Email Address: _______________________

With a copy to:                                                     _________________________
                 _________________________
                 _________________________
                 _________________________
                 Attn.:
                 Email Address:

or in each case to such other address and Email address as shall have last been furnished by like notice.  If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this Paragraph "C" of this Article “24” of this Agreement are not otherwise available, notice shall be hand-delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by Email shall be deemed to have been given as of the date sent by Email if a copy of such notice is also mailed by first class mail on the date sent by Email; if the date of mailing is not the same as the date of sending by Email, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

D.           Governing Law; Disputes.  The parties agree that this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.  Except as otherwise provided in Article “22” of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York County, New York.  Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The parties specifically designate the courts in the State of New York, County of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.  The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “24” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

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All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in the State of New York, County of New York.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E.           No Assignment by the Licensee.  The rights granted pursuant to this Agreement shall not be transferable by the Licensee, without the Licensor’s prior written consent, provided, however, that the Licensee shall have the right to use the Trademark and to sublicense its use to Subdistributors in the Territory subject to the terms and conditions of this Agreement.  For purposes of this Paragraph “E” of this Article “24” of this Agreement, any transfer of a controlling interest in the Licensee shall be deemed to be a transfer by the Licensee and if such transfer of a controlling interest has been made without the Licensor’s prior written consent, the Licensor may in its sole and absolute discretion terminate by written notice pursuant to Paragraph “C” of this Article “24” of this Agreement.

F.           Assignment by the Licensor.  This Agreement shall be transferable by the Licensor.

G.           Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

H.           Entire Agreement.  This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

I.           Further Assurances.  The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

J.           Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

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“PURSUANT TO 17 C.F.R. § 240.24B-2, CONFIDENTIAL INFORMATION (INDICATED BY [*]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION”

K.           Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other breach of this Agreement.

L.           Counterparts.                                This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

M.           Facsimile and Email Signatures.  Any signature which is delivered via facsimile or via Email in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

N.           Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

O.           Exhibits.  All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

P.           Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if it is determined that any provision of this Agreement shall in any way violate or become invalid or unenforceable pursuant to any applicable law, such determination shall not affect the validity or enforceability of the remainder of this Agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed of the day and year first above written.

[NEW AKANAS]

By: ________________________________
       __________________, Chief Executive Officer

[T-1 USA]

By: ________________________________
       __________________, Chief Executive Officer

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List of Exhibits

Exhibit A:                      Patents

Exhibit B:                      Territory

Exhibit C:                      Licensing Fees and Reimbursements

Exhibit D:                      Form of Letter Agreement to be Executed Pursuant to Article “21” of the Agreement

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EXHIBIT A

EGFR RECEPTOR TECHNOLOGY

PART I.  PATENTS

“Patents” shall mean the following patent, patent applications, patents issuing from the following applications, and all patents which are reissues, reexaminations, extensions, continuations or divisionals of any of the following patent or patents issuing from the following applications:

o	1.“China EGFR Patent 2”, Application No. C92640-200910237804.2, filed November 18, 2009, titled “[EGFR c2]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	2.“China EGFR Patent 3”, Application No. C92639-200910237802.3, filed November 18, 2009, titled “[EGFR c3]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

o	3.“China EGFR Patent 8”, Application No. C92641-200910237803.8, filed November 18, 2009, titled “[EGFR c8]” Inventor: Cao Cheng, Jin, David Weaver, Michael Rynkiewicz

PART II. COMPOSITIONS

“Compositions” shall mean the four EGFR receptor humanized antibodies derived from (A) the [*] and (B) the Intellectual Property which are already formed prior to the date of this Agreement and are not encompassed within the above-listed patent applications.

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EXHIBIT B

TERRITORY

Worldwide

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EXHIBIT C

The Licensee shall be required to pay to the Licensor the following fees and reimbursements which are checked off and completed:

LICENSING FEES

1. Initial Licensing Fee. An initial fee for the license in the amount of ________________ ($_________) dollars shall be payable simultaneously with the execution of this Agreement.

2.  Milestone Licensing Fee.  A milestone licensing fee in the amount of ________________ ($________) dollars shall be payable upon the earlier of:

A._____________ (____) months after the date of this Agreement;

B.Aggregate revenues in the amount of ____________ ($_____) dollars attained by the Licensee with respect to the Products or Technologies developed pursuant to this Agreement; or

C.The first Sublicense granted by the Licensee pursuant to this Agreement.

REIMBURSEMENTS

The Licensee shall be required to reimburse the Licensor for costs incurred by the Licensor in connection with the performance of:

1. Due Diligence in the amount of ________________ ($_________) dollars shall be payable simultaneously with the execution of this Agreement.

2. Patent application fees in the amount of ________________ ($_________) dollars shall be payable simultaneously with the execution of this Agreement.

3. Patent maintenance fees in the amount of ________________ ($_________) dollars shall be payable simultaneously with the execution of this Agreement.

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EXHIBIT D

FORM OF LETTER AGREEMENT TO BE
EXECUTED PURSUANT TO ARTICLE 21
OF THE AGREEMENT

From:       The Indemnifying Party
(Name and Address)

To:           The Indemnified Party
(Name and Address)

Date:

Gentlemen/Ladies:

This shall confirm and acknowledge that pursuant to Article “21” of the Exclusive Distribution Agreement (the “Agreement”) dated as of the ___ day of June, 2010, by and between [NEW AKANAS] and [T-1 USA], the undersigned acknowledges its liability for indemnification to you with respect to ____________________ (description of claim) (the “Claim”), and shall not take the position that it is not liable to you with respect to the Claim.  Such obligation is subject to all of the provisions, terms and conditions of the Agreement.

Very truly yours,

___________________________
Name of Indemnifying Party

By: ___________________________

(Authorized Signature)
STATE OF                        )
                                            )ss.:
COUNTY OF                     )

On the ___ day of __________, _____ before me personally came _______________ to me known, who, being by me duly sworn, did depose and say that that he or she is the __________ of _________________________, the company described in and which executed the foregoing instrument; that he or she knows the seal of said company; that the seal affixed to said instrument is such company’s seal; that it was so affixed by order of the board of directors of said company, and that he or she signed his or her name thereto by like order.

Notary Public

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